CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                 Exhibit 10.4.31

                               AMENDMENT TO LEASE
                               (Resource Sublease)

              THIS AMENDMENT TO LEASE ("Lease Amendment") is made as of the 9th day of July, 1990, by KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership whose mailing address is P.O. Box 374, Hilo, Hawaii 96720 ("Lessor"), and PUNA
GEOTHERMAL VENTURE, a Hawaii general partnership, whose business address is 101
Aupuni Street, Suite 1014-B, Hilo1 Hawaii 96720 ("Lessee"), for the benefit of
CREDIT SUISSE, a bank organized and existing under the laws of Switzerland, acting through its New York Branch ("CS"), whose business address is 100 Wall
Street, 14th Floor, New York, New York 10005, ATTN: Project Finance (CS as Agent
and Collateral Agent for the account of CS and for the account of such other lenders as may participate in the funding and other risks associated with the
Loan, as defined below, are referred to herein as "Lenders") and Lenders.

                                   WITNESSETH:

              WHEREAS, Kapoho Land and Development Company, Limited, a Hawaii
corporation ("Master Lessor"), is the owner in fee simple of that certain real property consisting of approximately 815 acres located in the County, on the
Island and in the State of Hawaii, more particularly described in Exhibit "A"
("Land") attached hereto and incorporated by this reference; and

              WHEREAS, pursuant to that certain Quitclaim Deed and Assignment of
Occupier's Rights, dated February 18, 1981, recorded in the Bureau of
Conveyances of the State of Hawaii ("Bureau") in Liber l5455, Page 735
("Quitclaim"), Master Lessor, as "grantor" therein, quitclaimed to Lessor, as
"grantee" therein, all of the Master Lessor's right, title and interest in and to the geothermal and mineral rights in and to the Land and assigned to Lessor all of Master Lessor's occupier's rights; and

              WHEREAS, pursuant to that certain unrecorded Surface Lease, dated
February 18, 1981, a short form of which was recorded in the Bureau in Liber
15455, Page 738 ("Master Lease"), Master Lessor, as lessor therein, has leased to Lessor, as lessee therein, the surface rights in and to the Land; and

              WHEREAS, pursuant to that certain unrecorded Geothermal Resources
Mining Lease No. R-2, dated February 20, 1981, a short form of which has been or will be recorded in the Bureau on a substantially even date with the recording of the short form memorandum of this Lease Amendment ("State Lease"), the State of Hawaii, as lessor therein, leased to Lessor, as lessee therein (and as the assignee of Master Lessor's occupier's rights in the Land pursuant to the
Quitclaim), the right to develop geothermal resources and geothermal by-products in and under the Land; and

              WHEREAS, pursuant to that certain unrecorded Lease and Agreement, dated March 1, 1981, a short form of which was recorded in the Bureau in Liber
16267, Page 466, ("Resource Sublease"), Lessor, as lessor therein, leased to
Dillingham Corporation, a Hawaii corporation, and Thermal Power Company, a
California corporation, together as lessees therein

("Dillingham and Thermal"), (i) the right, inter alia, to develop "Leased
Substances" (as defined in the Resource Sublease) in and under the Land, and
(ii) Lessor's interest in the State Lease; and

              WHEREAS, by that certain Consent to Sublease, dated February 26,
1981, which has been or will be recorded in the Bureau on a substantially even date with the recording of the short form memorandum of this Lease Amendment, the State of Hawaii consented to such sublease of the State Lease from Lessor to
Dillingham and Thermal pursuant to the Resource Sublease; and

              WHEREAS, pursuant to that certain Assignment of Lease and
Agreement, made effective May 3, 1982, recorded in the Bureau in Liber 17122,
Page 70 ("Assignment of Resource Sublease"), Dillingham and Thermal assigned all of their right, title and interest in the Resource Sublease to Lessee, (then consisting of Dillingham Geothermal, Inc., Thermal and Amfac Energy, Inc.) with consent thereto being given by (i) Lessor in that certain letter consent dated
March 10, 1983, and (ii) by the State of Hawaii in that certain Consent to
Assign Geothermal Resources Mining Lease No. R-2, dated May 16, l983, recorded in the Bureau in Liber 17122, Page 77; and

              WHEREAS, pursuant to the terms of, inter alia, paragraph 8, pages
37-51, of the Resource Sublease, Lessor and Lessee have entered into that certain Delivery System Grant of Easements, dated July 9, 1990, a short form of which has been or will be recorded in the Bureau on a substantially even date with the recording of the short form memorandum of this Lease Amendment, pursuant to which Lessor has granted to Lessee certain surface easements over an area constituting the "Delivery Premises" for use by Lessee as part of its delivery system ("Delivery System Easements'"); and

              WHEREAS, pursuant to the terms of, inter alia, paragraph 8, pages
37-51, of the Resource Sublease, Lessor and Lessee have entered into that certain Power Plant Sublease, dated July 9, 1990, a short form of which has been or will be recorded in the Bureau on a substantially even date with the recording of the short form memorandum of this Lease Amendment, pursuant to which Lessor subleased to Lessee a portion of the surface rights in the Land constituting the "Power Plant Premises" for use by the Lessee for a geothermal electric power generating plant ("Power Plant Sublease") (together, the Delivery
Premises, the Power Plant Premises and the interest in the Land demised pursuant to the Resource Sublease are referred to as the "Premises"); and

              WHEREAS, Lenders have loaned, or are about to loan, to Lessee an aggregate amount not exceeding the amount specified ("Loan") in that certain
Real Property Mortgage, Security Agreement, Assignment of Rents, and Financing
Statement, dated July 9, 1990, which encumbers, among other things, Lessee's interest and estate in the Resource Sublease, the Power Plant Sublease and the
Delivery System Easements ("Mortgage"); and

              WHEREAS, the Lessee contemplates using the Loan proceeds to build certain improvements on the Land;
and

              WHEREAS, Lenders have required certain amendments to the Resource
Sublease as set forth herein.

              NOW, THEREFORE, in consideration. of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              A.  Lease Amendment

              For the benefit the parties hereto and Lenders, their respective successors and assigns, the Resource Sublease is hereby amended in each and all of the following respects:

              1. Paragraph 2, pages 2-8, of the Resource Sublease is hereby amended by replacing the original legal description of the "Leased Land"
contained in Exhibit A of the Resource Sublease with the new legal description contained in Exhibit "A" of this Lease Amendment which is attached hereto and incorporated herein by this reference.

              2. The Resource sublease is hereby amended by inserting the following as a second paragraph to paragraph 14:

              "The parties hereto agree that Lessor's breach, termination or rejection of the terms,] covenants and conditions of the lease between KLDC, as lessor thereunder, and Lessor, as lessee
              thereunder, dated February 18, 1981 ("Master Lease"), for any reason whatsoever, including but not limited to a termination or rejection of the Master Lease in any Bankruptcy Case or Supervised
              Proceeding, whether by a debtor, trustee, custodian, receiver, operation of law, or otherwise, shall be deemed a breach by Lessor of the terms, covenants and conditions of this lease."

              3. The Resource Sublease is hereby amended by deleting in its entirety paragraph 28, pages 75-76 thereof, and substituting therefor the, following:

              "28. Notices.

              All notices, demands, requests, consents, directions, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) upon receipt, (ii) when transmitted by telex to the number specified below and the proper answer back is received, or (iii) ten
(10) Banking Days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to the respective party, as the case may be, at the following address, or such other address as any party may from time to time designate by written notice to the others as herein required. The telecopy
(facsimile) numbers provided below are for convenience of the parties only.
Transmission by telecopy shall constitute provision of notice under this lease only if receipt thereof is acknowledged by the recipient.

A "Banking Day" is defined as one day that is not a Saturday, Sunday or a local holiday in the State of Hawaii or a day on which banking institutions chartered by the State of Hawaii or the United States and located in the State of Hawaii are legally required or authorized to close.

              If to Lessor:         Kapoho Land Partnership
                                    P.O. Box 374
                                    Hilo, Hawaii 96720

              with a copy to:       Kapoho Land Partnership
                                    c/o Albert Lono Lyman
                                    P.O. Box 3896
                                    Honolulu, Hawaii 96812

              If to Lessee:         Puna Geothermal Venture
                                    101 Aupuni Street
                                    Suite 1014-B
                                    Hilo, Hawaii  96720
                                    Attention: Regional
                                    Development Manager
                                    Telecopy:  (808) 961-3531

              with copies to:       Ormat Energy Systems, Inc.
                                    610 East Glendale Avenue
                                    Sparks, Nevada  8431-5811

                                    Attention:  President
                                    Telecopy:  (702) 356-9125

                                    Perkins Coie
                                    1201 Third Avenue
                                    4th Floor
                                    Seattle, WA 98101-3099

                                    Attention:  Robert E. Giles
                                    Telecopy: (206) 583-8500

              Anything in this lease to the contrary notwithstanding, since
       Lessee is by the terms hereof obligated to perform in Lessor's behalf all of Lessor's obligations under the State Lease, and since Lessee has no direct contractual relationship with the State, Lessor hereby covenants and agrees that it will promptly provide to Lessee a copy of any written notice or other written communication received from the State which relates to the obligations under the State Lease and, until and unless the State formally substitutes Lessee thereunder for Lessor, insofar as notices are concerned under the State Lease, Lessor will hold Lessee harmless from any damages Lessee may suffer by reason of Lessor's failure to so provide Lessee with a copy of any written notice or other written communication from the State within sufficient time to allow Lessee to take such action as is required by such notice.

              Lessee agrees promptly to provide Lessor with a copy of any written notice or other written communication which it receives from the
       State under the State Lease, and will hold Lessor harmless from any damages Lessor may suffer by reason of Lessee's failure to so provide
       Lessor with a copy of any written such notice or written communication from

       the State within sufficient time to allow Lessor to take such action as is required of Lessor by such notice."

              4. The Resource Sublease is hereby amended by deleting paragraph
20(f)(3), pages 65-67, of the Resource Sublease in its entirety and substituting the following therefor:

              "(f) (3) Hypothecation of Leasehold.

              (i) Notwithstanding anything to the contrary contained in
paragraph 20 hereof, Lessee shall have the right at all times during the term of this lease, with the consent of Lessor, which consent shall not be unreasonably withheld, to obtain bonafide loans from a recognized lending institution, the
Federal government, State of Hawaii and/or the County of Hawaii and to secure such loans by encumbering the leasehold estate created by this lease by one or more mortgages, deeds of trust or other security instruments, including, without limitation, assignments of the rents, issues and profits from the Leased Land or any portion thereof; provided, however, that the proceeds of such loans are to be used in the development of Leased Substances on or from the Pooled Lands. As used herein, the "development of Leased Substances" shall refer to the exploration, development and procuring of the Leased Substances, the design, planning, purchase, construction, maintenance and operation of the power plant, wells, gathering and delivery systems, equipment and other related equipment, personal property, fixtures and improvements necessary or desirable in the operation of a geothermal power plant.

              (ii) As used herein, "Leasehold Mortgage" shall mean any mortgage, deed of trust or other security instrument permitted by the terms hereof, including, without limitation, an assignment of the rents, issues and profits from the land, which constitutes a lien on all or any portion of the leasehold estate created by the lease. "Leasehold Lender" shall mean an owner and holder of a Leasehold Mortgage.

              (iii) Lessor's obligations under paragraph 20(f) (3) hereof to transmit notices to obtain consents from and accept performance by the Leasehold
Lender shall be subject to Lessor's consent to proposed Leasehold Mortgage.

              (iv) During the continuance of each and every Leasehold Mortgage and until such time as the lien of each and every Leasehold Mortgage has been extinguished:

              /a/ Lessor shall not agree to any mutual termination nor accept any surrender or relinquishment of this lease, including, without limitation, any surrender resulting from a termination or purported termination or diminution of this lease pursuant to paragraph 8, pages
       37-51, or paragraph 17, pages 58-61, hereof, it being expressly acknowledged and agreed by Lessor that any such termination or purported termination or diminution shall be of no force and effect whatsoever in the absence of an express written consent thereto by the Leasehold Lender under the Leasehold Mortgage then in existence, neither shall Lessor consent to the diminution of the Leased Land, except as otherwise provided for in this lease, nor to any amendment or modification of this lease, without the prior written consent of the Leasehold Lender.

              /b/ Notwithstanding any default by Lessee in the performance or observance of any agreement, covenant or condition of this lease on the part of Lessee to be performed or

       observed, Lessor shall have no right to terminate this lease or exercise any other rights set forth herein or arising under applicable law in the context of a default by Lessee, unless an event of default shall have occurred and be continuing, Lessor shall have given the Leasehold Lender written notice of such event of default certifying that the Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure period set forth in this lease, and the Leasehold Lender shall have failed to remedy such default or acquire Lessee's leasehold estate created hereby or commence foreclosure or other appropriate proceedings in the nature thereof, all as set forth in, and within the time specified by, this paragraph 20(f)(3).

              /c/ The Leasehold Lender shall have the right, but not the obligation, at any time prior to termination of this lease, to pay all of the rents due hereunder, to effect any insurance, to pay any taxes and assessments, to make any repairs and complete or install any improvements, to do any other act or thing required of Lessee hereunder, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions hereof to prevent termination of this lease. All payments so made and all things so done and performed by the Leasehold Lender shall be as effective to prevent a termination of this lease as the same would have been if made, done and performed by Lessee instead of by the
       Leasehold Lender.

              /d/ Should any event of default under this lease occur, the
       Leasehold Lender shall have sixty (60) days after receipt of notice from
       Lessor setting forth in particular the nature of such event of default, and certifying that Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure period set forth in the lease, and, if the default is such that possession of the land may be reasonably necessary to remedy the default, a reasonable time after the expiration of such sixty (60) day period, within which to remedy such default, provided that (i) the Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee under this lease within such sixty (60) day period and shall continue to pay currently such monetary obligations as and when the same are due and (ii)
       the Leasehold Lender shall have acquired Lessee's leasehold estate created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof within such period, or prior thereto, and is diligently prosecuting any such proceedings. All right of Lessor to terminate this lease as a result of the occurrence of any such event of default shall be subject to, and conditioned upon, Lessor having first given the Leasehold Lender written notice of such default and opportunity to cure after the expiration of Lessee's cure period, if any, contained in this lease, and the Leasehold Lender having failed to remedy such event of default or acquire Lessee's leasehold estate created hereby or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in and within the time specified by this paragraph
       20 (f)(3)(iv)/d/.

              /e/ Any event of default under this lease which in the nature thereof cannot be remedied by the Leasehold Lender shall be deemed to be remedied if (i) within sixty (60) days after receiving written notice from Lessor (such notice to be given by Lessor after the expiration of
       Lessee's cure period, if any, contained in this lease) setting forth the nature of such event of default and certifying that Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure periods pursuant to the lease, or prior

       thereto, the Leasehold Lender shall have acquired Lessee's leasehold estate created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof, (ii) the Leasehold Lender shall diligently prosecute any such proceedings to completion, and (iii)
       the Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee hereunder which do not require possession of the Leased Land within such sixty (60) day period and shall thereafter continue to faithfully perform all such monetary obligations which do not require possession of the Leased Land, and (iv) after gaining possession of the Leased Land, the Leasehold Lender performs all other obligations of Lessee hereunder (excepting however the cure or remedy of such event or events of defaults which in the nature thereof cannot be remedied by the Leasehold Lender) as and when the same are due.

              /f/ If the Leasehold Lender despite diligent and prudent efforts is prohibited by any process or injunction issued by any court or by reason of applicable law or any action by any court having jurisdiction of any bankruptcy, reorganization, receivership, or insolvency proceeding involving Lessee from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof the times specified in paragraph 20 (f) (3) (iv) /d/ and /e/ above for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition; provided that the Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee under this lease and shall continue to pay currently such monetary obligations as and when the same fall due.

              /g/ Lessor shall mail or deliver to the Leasehold Lender a copy of any and all notices which Lessor may from time to time give to or serve upon Lessee pursuant to the provisions of this lease. No notice by Lessor to Lessee hereunder shall be deemed to have been given unless and until a copy thereof shall have been mailed or delivered to the Leasehold Lender as herein set forth.

              /h/ Notwithstanding anything to the contrary contained herein, foreclosure of a Leasehold Mortgage, or any sale thereunder, whether by judicial proceedings or by virtue of any power of sale contained in the
       Leasehold Mortgage, or any conveyance of the leasehold estate created hereby from Lessee to the Leasehold Lender through, or in lieu of foreclosure or other appropriate proceedings in the nature thereof, shall not require the consent or approval of Lessor or constitute a breach of any provision of or a default under this lease, or entitle the Lessor to any additional compensation, rental or royalty, and upon such foreclosure, sale or conveyance Lessor shall recognize the Leasehold
       Lender, or any other foreclosure sale purchaser or any other transferee in lieu of foreclosure (collectively "Purchaser"), as Lessee hereunder.
       In the event the Leasehold Lender becomes Lessee under this lease or any new lease obtained pursuant to subsection /i/ below, or in the event the leasehold estate hereunder is purchased by the Leasehold Lender, the
       Leasehold Lender shall be personally liable for the obligations of Lessee under this lease or such new lease only for the period of time that the
       Leasehold Lender remains lessee thereunder, and the Leasehold Lender's right to sell, transfer or assign this lease or such new lease shall not be subject to any restriction whatsoever. Notwithstanding the foregoing, in the event Leasehold Lender proposes to sell, transfer or assign this lease or such new lease, and should Lessor in such case reasonably believe in good faith that the Leasehold Lender's

       proposed purchaser or assignee is not sufficiently qualified, experienced, or financially able to undertake the obligations and responsibilities of Lessee hereunder, then Lessor shall be entitled to propose, for the Leasehold Lender's consideration only, one or more alternative purchasers or assignees who (i) are as well or better qualified financially as Lessee was at the commencement of this lease, and (ii) have the technical expertise and experience as a geothermal developer to undertake the obligations and responsibilities of Lessor hereunder. Following such proposal by Lessor, the Leasehold Lender shall consider in good faith substituting such alternative purchasers or assignees in lieu of its proposed purchaser or assignee, provided, however, that the Leasehold Lender shall in no event be obligated to accept or otherwise substitute such alternative purchasers or assignees in lieu of its own or another proposed purchaser or assignee, and shall be allowed to complete any such sale, transfer or assignment without delay to any purchaser or assignee selected in the Leasehold Lender's sole and absolute discretion. If the Leasehold Lender subsequently assigns or transfers its interest under this lease to a Purchaser after acquiring the same by foreclosure or deed in lieu of foreclosure or subsequently assigns or transfers its interest under any new lease obtained pursuant to subparagraph /i/, and in connection with any such assignment or transfer the Leasehold Lender takes back a mortgage or deed of trust encumbering such leasehold interest to secure a portion of the purchase price given to the Leasehold Lender for such assignment or transfer, then such mortgage or deed of trust shall be considered a
       Leasehold Mortgage as contemplated under this paragraph 20 (f) (3) and the Leasehold Lender shall be entitled to receive the benefit of and enforce the provisions of paragraph 20 (f) (3) hereof and any other provisions of this lease intended for the benefit of the holder of a
       Leasehold Mortgage.

              /i/ Should this lease be terminated by Lessee, or as a result of any rejection or termination by a trustee acting on behalf of Lessee, or by Lessor, or as a result of any rejection or termination by a trustee acting on behalf of Lessor, or otherwise, including without limitation, a rejection or termination in any case or proceeding under the Bankruptcy
       Code or any successor statute thereto, any other bankruptcy or insolvency law involving the appointment of a receiver, custodian or other official for such entity, any law for the winding up of a corporation or other entity, and any law otherwise involving the liquidation or rehabilitation of entities for financial or other reasons (hereinafter referred to as a
       "Bankruptcy Case or Supervised Proceeding"), Lessor shall, within thirty
       (30) days after receipt by Lessor of written request by any Leasehold
       Lender given within sixty (60) days after receipt by said Leaseholder
       Lender of Notice of such termination, execute and deliver a new lease of the Leased Land to be prepared by the Leasehold Lender and reviewed by
       Lessor and Lessor's counsel at the Leasehold Lender's sole cost and expense, to such Leasehold Lender or its nominee, purchaser, assignee or transferee, for the remainder of the term of this lease with the same agreements, covenants and conditions (except for any requirements which have been fulfilled by Lessee prior to termination) as are contained herein and with priority equal to that hereof to the extent such priority is within Lessor's control; provided, however, that the Leasehold Lender shall promptly cure any defaults of Lessee susceptible to cure by the
       Leasehold Lender, within thirty (30) days following the execution and delivery of a new lease of the Leased Land pursuant to this paragraph 20
       (f) (3) (iv) /i/.

              /j/ Lessor and Lessee shall cooperate in including in this lease by suitable amendment or other instrument, from time to time, any provision which may be reasonably requested by the Leasehold Lender for the purpose of implementing the mortgagee protection provisions contained in this lease and allowing the Leasehold Lender reasonable means to protect or preserve the lien of the Leasehold Mortgage on the occurrence of a default under the terms of this lease or termination or rejection in any Bankruptcy Case or Supervised Proceeding. Lessor and Lessee each agree, at Lessee's expense, to execute, deliver and acknowledge any agreement necessary to effect any such amendment or other instrument;
       provided, however, that Lessor shall have no obligation to execute such amendment or other instrument which in any way affects the term hereof, or rent or royalties payable under this lease or otherwise in Lessor's reasonable opinion materially adversely affects any rights of Lessor under this lease.

              /k/ There shall be no merger of this lease, of any interest in this lease, or of the leasehold estate created thereby with the fee estate in the Leased Land or any other leasehold estate in the Leased
       Land, for any reason including but not limited to a merger by reason of the fact that this lease or such interest therein or such leasehold estate may be directly or indirectly held by or for the account of any person who shall hold the fee estate in the Leased Land or any other leasehold estate in the Leased Land, nor shall there be such a merger by reason of the fact that all or any part of the leasehold estate created hereby may be conveyed or mortgaged in a Leasehold Mortgage to a
       Leasehold Lender who shall hold the fee estate in the Leased Land or any other leasehold estate in the Leased Land".

              5. The Resource Sublease is hereby amended by adding the following provision thereto as new paragraph 39 thereof:

              "39. Estoppel Certificates. Lessee or Lessor, as the case may be, shall execute, acknowledge and deliver to the other and/or to the Leasehold
Lender, promptly upon request, its certificate certifying (a) that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full force and effect, as modified, and stating the modifications), (b) the dates, if any, to which all rental and royalties due hereunder have been paid, (c) whether there are then existing any charges, offsets or, to Lessor's knowledge, defenses against the enforcement by Lessor of any agreement, covenant or condition hereof on the part of Lessee to be performed or observed (and, if so, specifying the same), and (d) whether there are then existing any defaults by Lessee in the performance or observance by
Lessee of any agreement, covenant or condition hereof on the part of Lessee to be performed or observed and whether any notice has been given to Lessee of any default which has not been cured (and, if so, specifying the same) and such other matters as may be reasonably requested including but not limited to the matters requested pursuant to Section A of that certain Lessor's Consent to
Mortgage of Lease and Estoppel Certificate dated July 9, 1990 executed by
Lessor. Any such certificate may be relied upon by a prospective purchaser, mortgagee or trustee or beneficiary under a deed of trust constituting or intended to constitute a Leasehold Mortgage.

              6. The Resource Sublease is hereby amended by adding the following provision thereto as paragraph 40, thereof:

              "40. TAXING.

              40.01 Lessee Notice, Etc. In case of a transfer of all or any part of the Land or the interests of Lessor and/or Lessee under this lease as the result of condemnation or eminent domain ("Taking") or the commencement of any proceedings or negotiations which might result in such Taking, Lessee will promptly give written notice thereof to Lessor generally describing the nature and extent of such Taking or the nature of such proceedings and negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Lessor and Lessee may thereafter each file and prosecute their respective claims for an award in the appropriate court having jurisdiction over such matter.

              40.02 Total Taking. In case of a Taking of the interests of Lessor and/or Lessee under this lease, this lease shall terminate as of the date title vests in the condemning authority or the date the condemning authority is entitled to possession of the interests of Lessor or those of Lessee under the lease, whichever first occurs (the "Date of Taking"). In case of a Taking of such a substantial part of the interests of Lessor and/or Lessee under the lease as shall result in the remaining interests being unsuitable for Lessee's use as contemplated in this lease, as determined by the parties, or if the parties are unable to agree, as determined by arbitration, then this lease shall terminate as of the Date of Taking. Any Taking of the interests of Lessor and/or Lessee of the character referred to in this paragraph 40.02 is referred to as a "Total
Taking."

              40.03 Partial Taking. In case of a Taking of the interests of
Lessor and/or Lessee other than a Total Taking or "Temporary Taking" (as hereinafter defined) (a "Partial Taking") this lease shall retain in full force and effect as to the portion of such interests remaining immediately after such
Taking, without any abatement or reduction of rent, or any other sum payable hereunder, except as provided in paragraph 40.05. Any Taking of such interest for temporary use, i.e. other than a Total Taking or a Partial Taking, shall be referred to as a "Temporary Taking."

              40.04 Application of Awards and Other Payments. Awards and other payments on account of a Taking ("Awards and Payments") shall be applied as follows subject to the leases executed and delivered pursuant to paragraph 8 hereof:

              (a) Awards and Payments received on account of a Partial Taking or a Total Taking shall be allocated between Lessor and Lessee as provided in Exhibits D-1 and E-l attached hereto and further provided that Awards and Payments on account of other interests of Lessor and Lessee hereunder, including but not limited to the ownership of the Leased
       Substances, shall be allocated as follows:

                      (i) To Lessee, all compensation and damages payable for or on account of Lessee's interest in the Leased Substances and such other damages as Lessee is able to establish, including but not limited to its ongoing business and associated contractual rights created with respect thereto as determined by the appropriate court having jurisdiction over such matter, and

                      (ii) to Lessor, all compensation and damages for or on
              account of Lessor's interest in the Leased Substances and such other damages as Lessor is able to establish including but not limited to damages to its ongoing business and contractual

                                       10

              rights created with respect thereto, and severance damages, as determined by the appropriate court having jurisdiction over such matter, and

                      (iii) Lessor and Lessee agree to request that the
              condemning authority specify the amount to be awarded to Lessor and Lessee, respectively. ,

              (b) In the event of a Temporary Taking, this Lease shall not terminate nor shall Lessee be excused from full performance of its covenants for the payment of money or any other obligations hereunder capable of performance by Lessee, but in such case Lessee or those claiming under Lessee may claim and recover from the condemning authority any and all Awards and Payments made with respect thereto, provided that, if any portion of any such award or payment is made by reason of any damage, destruction or diminution of the Property, such portion shall be held and applied as provided in paragraph 40.04 (a), provided that, if any portion of any such award or payment is made by reason of any damage, destruction or diminution of the geothermal resources and Leased
       Substances, such portion shall be held and applied as provided in paragraph 40.04(a).

              40.05 Reduction of Rent. In the event of a Partial Taking, each installment of rent commencing with the first rent payment date following the
Date of Taking shall be reduced by an amount representing the product of the number of acres taken times the then current rent payable per acre."

              7. Notwithstanding anything to the contrary contained in paragraph
13, pages 55-56, of the Resource Sublease, the Leasehold Lender (in the event that Leasehold Lender becomes the Lessee under the Lease), shall not be obligated to perform those obligations of Lessee which relate to the furnishing of certain data recited in paragraph 13 which are contingent upon a surrender of the Leased Land.

              8. Paragraph 35, pages 80-81, of the Resource Sublease is hereby amended to delete the language within the parenthesis commencing on page 80 and ending on page 81 and substituting therefor the following:

       "other than the president or vice president of the corporation which is the managing partner of the Lessor or the Lessee, in the event that
       Lessee is a partnership or the president or vice president of the corporation in the event that Lessor or the Lessee is a corporation."

              9. The Resource Sublease is hereby amended by deleting Exhibits D and E thereto and substituting therefor Exhibits "D-l" and "E-1" attached, hereto and incorporated herein by this reference.

              10.  Paragraph 20 of the Resource Sublease is amended by adding a new paragraph 20(i) to read as follows:

                      (i) If Lessee is a corporation, partnership or trust, the
              term "assignment" herein shall include one or more sales or transfers by operation of law or otherwise by which an aggregate of more than 50% of the total capital stock of a corporate lessee or of the total partnership interests of a partnership lessee or of the total beneficial

                                       11

              interests of a trust lessee shall become vested in one or more individuals, firms or corporations who or which are not
              stockholders, partners or beneficiaries thereof, either legally or equitably, as of the date of this lease or of Lessee's subsequent acquisition of this lease by assignment, it being understood that ownership of such capital stock, partnership interests and beneficial interests shall be determined in accordance with the principles anunciated in Section 544 of the Internal Revenue
              Service Code of 1986; provided, however, that the foregoing definition shall not apply with respect to a corporate lessee whose capital stock is listed on a recognized stock exchange.

              11. Except as amended herein all provisions of the Resource
Sublease shall remain in full force and effect without impairment or modification. It is understood that with respect to the Resource Sublease, as amended herein, should there be any conflict between the terms of the Resource
Sublease and the terms of the Mortgage, the former shall control.

              12. The amendments to the Resource Sublease set forth herein shall become effective upon the execution and delivery of this Lease Amendment by
Lessor and Lessee, and except with respect to Sections A.1 and A.10 hereof, shall terminate and shall be of no further force and effect and the provisions of the Resource Sublease which had been amended by the provisions of this Lease
Amendment shall be in full force and effect as if this Lease Amendment had not been executed, in the event that all of the obligations under the Loan and any subsequent loan made in connection with a workout or foreclosure of the Loan are fully satisfied. Immediately following such execution and delivery, Lessor and
Lessee shall duly execute and acknowledge a memorandum of this Lease Amendment in the form set forth as Exhibit B to this Lease Amendment and Lessee shall cause such memorandum to be recorded in the Bureau.

              B. Rights of Lenders.

              1. KLP Mortgage. The obligations of the Lessor contained in the
Resource Sublease, the Delivery System Easements and the Power Plant Sublease
are secured by a mortgage executed by Lessor as "Mortgagor" for the benefit of
Lessee as "Mortgagee," encumbering all of Lessor's right title and interest in the Master Lease ("KLP Mortgage"). Lessee's interest in the KLP Mortgage has been assigned to CS as further security for the Loan ("Assignment of Beneficial
Interest in KLP Mortgage").

              2. Power of Attorney. Lessor and Lessee acknowledge that (i) CS is a beneficiary of this Lease Amendment; (ii) pursuant to the Assignment of
Beneficial Interest in KLP Mortgage, CS is the assignee of Lessee's rights pursuant to the KLP Mortgage; and (iii) pursuant to a Special Power of Attorney executed by Lessee in favor of CS, CS is the attorney-in-fact for Lessee.
Accordingly, Lessor and Lessee acknowledge that CS is entitled to, among other things, exercise all of the rights and remedies of Lessee pursuant to the
Resource Sublease, the Delivery System Easements and the Power Plant Sublease,
including this Lease Amendment, including but not limited to the right to demand and obtain new Resource Sublease, Power Plant Sublease and Delivery System
Easements.

              C. Miscellaneous.

                                       12

              1. Notices. For the purpose of paragraph 20 (f) (3) of the
Resource Sublease as set forth in this Lease Amendment the address for notices to the Leasehold Lender is as follows:

              Credit Suisse
              100 Wall Street, 14th Floor
              New York, New York 10005

              Attention:  Project Finance
              Telex:  232491
              Telecopy:  (212) 943-1598

              2. Binding Upon Successors. All agreements, covenants, conditions and provisions of this Lease Amendment shall be binding upon and inure to the benefit of Lenders, the parties hereto and their respective successors and permitted assigns.

              3. Captions. The captions or headings at the beginning of each
Section are for convenience only and are not a part of the contents of this
Lease Amendment.

              4. Governing Law. This Lease Amendment shall be governed by and construed in accordance with the laws of the State of Hawaii.

              5. Amendment. This Lease Amendment may be modified, amended or rescinded only by a writing expressly referring to this Lease Amendment and signed by CS and the parties hereto.

              6. Severability. Every provision of this Lease Amendment, is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and to the extent possible all of such other provisions shall remain in full force and effect.

              7. Warranty of Authority. Each of the parties warrants to the other that its legal capacity is correctly stated below, and that the person or persons and entities executing this Lease Amendment on behalf of the warranting party are correctly named in their legal capacities, are correctly described, and are authorized to bind the warranting party to this Lease Amendment.

              8. No Waiver. A waiver by the Lenders or any other party hereto of a breach of any of the covenants, conditions or agreements hereof to be performed by the other shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

              9. Exhibits. All Schedules and Exhibits described in this Lease
Amendment are attached hereto and are incorporated herein by this reference.

                                       13

              10. Reliance. Lessor and Lessee understand and acknowledge that
Lenders are relying, and are entitled to rely, upon this Lease Amendment in making the Loan secured by the Mortgage referred to herein.

              11. Counterparts. This Lease Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, with the same effect as if the signatures were upon the same instrument.

                                       14

              IN WITNESS WHEREOF, the parties hereto have duly executed this
Lease Amendment as of the date first above written.

                                     LESSOR:

                                     KAPOHO LAND PARTNERSHIP, a Hawaii
                                     limited partnership

                                     By:    KAPOHO MANAGEMENT CO., INC.,
                                            a Hawaii corporation,
                                            Its General Partner

                                            By:_________________________________
                                                 Its:  President

                                            By:_________________________________
                                                 Its:  President

                                            By:_________________________________
                                                 Its:  Secretary and Treasurer

                                     LESSEE:

                                     PUNA GEOTHERMAL VENTURE, a Hawaii
                                     general partnership

                                     By:  AMOR VIII CORPORATION, a Delaware
                                           corporation, general partner

                                            By:_________________________________
                                                 Its:  Vice President

                                       15

                                     By:  AMOR VI CORPORATION, a Delaware
                                           corporation, general partner

                                            By:_________________________________
                                                 Its:  Vice President

                                     LESSOR:

                                     KAPOHO LAND PARTNERSHIP, a Hawaii limited
                                     partnership

                                     By:  KAPOHO MANAGEMENT CO., INC.,
                                           a Hawaii corporation,
                                           Its General Partner

                                            By:_________________________________
                                                 Its:  Chairman

                                            By:_________________________________
                                                 Its:  President

                                            By:_________________________________
                                                 Its:  Vice President

                                       16

                                   EXHIBIT "A"
                                   -----------

(1)  Lot 1 {Power Plant), being a portion of L.P. 8177 and R.P. 4497, L.C. Aw.
     8559, Apana 5 to C. Kanaina, Kapoho, Puna, Island of Hawaii, Hawaii, more particularly described as follows:

     Beginning at the northwest corner of this parcel of land and on the southerly side of Kapoho-Pahoa Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU" being
     11,468.94 feet North and 8,724.33 feet East and running by azimuths measured clockwise from True South:

     1. 241(degree) 46' 24"        71.21 feet along Kapoho-Pahoa Road;

                                         Thence along Lot 2, the remainder of
                                         L.P. 8177 and R.P. 4497, L.C. Aw. 8559,
                                         Apana 5 to C. Kanaina for the next
                                         thirty-five (35) courses, the azimuths
                                         and distances between points being:

     2. Following along a curve to the left having a radius of 20.00 feet, the chord azimuth and distance being:
                                         11(degree) 28' 45" 30.77 feet;

     3. 321(degree) 11'   1234.51 feet;

     4. Thence along a curve to the left having a radius of 1985.00 feet, the chord azimuth and distance being:
                                         315(degree) 53' 30"  366.14 feet;

                                  PAGE 1 OF 13

      5. 310(degree)    36'            258.68 feet;

      6. 302(degree)    52'            413.75 feet;

      7. 305(degree)    20' 30"         29.52 feet;

      8.   6(degree)    11' 30"        149.78 feet;

      9. 256(degree)    34'  30"       173.94 feet;

     10. 305(degree)    20' 30"         45.58 feet;

     11. 215(degree)    20' 30"         35.00 feet;

     12. 305(degree)    20' 30"        208.56 feet;

     13. 245(degree)    48'             52.93 feet;

     14. 335(degree)    48'            186.32 feet;

     15. 245(degree)    48'            100.00 feet;

     16. 335(degree)    48'            288.68 feet;

     17.  65(degree)    48'            164.00 feet;

     18. 335(degree)    48'            150.00 feet;

     19.  65(degree)    48'            200.00 feet;

     20. 155(degree)    48'            150.00 feet;

     21.  65(degree)    48'            412.78 feet;

     22.  67(degree)    50' 04"        250.00 feet;

     23. 155(degree)    48'             49.10 feet;

     24.  68(degree)    18' 50"        114.52 feet;

     25. 155(degree)    48'             50.00 feet;

     26. 248(degree)    18' 50"        296.32 feet;

     27. 155(degree)    48'            191.00 feet;

     28. 245(degree)    48'            124.00 feet;

     29. 155(degree)    48'            219.00 feet;

     30. 245(degree)    48'             28.81 feet;

     31. 186(degree)    11' 30"        412.91 feet;

                                  Page 2 of 13

     32. 122(degree)    52'            232.94 feet;

     33. 130(degree)    36'            409.32 feet;

     34. Thence along a curve to the left having a radius of, 2015.00 feet, the chord azimuth and distance being:
                                         135(degree) 53' 30" 371.67 feet;

     35. 141(degree)    11'              1247.59 feet;

     36. Thence along a curve to the left having a radius of 20.00 feet, the chord azimuth and distance being:
                                         101(degree) 28' 42" 25.55 feet to the
                                         point of beginning and containing an
                                         area of 13.709 acres.

(2)  Lot 2, being a portion of L.P. 8177 and R.P. 4497, L.C. Aw. 8559, Apana 5 to C. Kanaina, Kapoho, Puna, Island of Hawaii, Hawaii,

     Beginning at a point at the southwest corner of this parcel of land on the east side of Pohoiki Road being also the northwest corner of Hawaii
     Geothermal Research Project Site, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU" being
     7,328.44 feet North and 8,606.67 feet East and running by azimuths measured clockwise from True South:

     1. 160(degree) 03' 24" 251.79 feet along the easterly side of Pohoiki Road;

     2. Thence along the easterly side of Pohoiki Road, along a curve to the right having a radius of 432.00 feet,
                                         the chord azimuth and distance being:
                                         178(degree) 16' 24" 270.10 feet;

     3. 196(degree) 29' 24"   249.92 feet along the easterly side of Pohoiki
                                         Road;

     4. Thence along the easterly side of Pohoiki Road, along a curve to the left having a radius of 182.00 feet,
                                         the chord azimuth and distance being:
                                         158(degree) 55' 54" 221.88 feet;

     5. 121(degree) 22' 24" 2031.38 feet along the easterly side of Pohoiki
                                         Road;

     6. 126(degree)  06'  54"  1404.95 feet along the easterly side of Pohoiki
                                         Road;

     7. 141(degree)  35'  04"  113.00 feet along the easterly side of Pohoiki
                                         Road;

     8. 211(degree)  55'  54"  75.32 feet along the southerly side of Kapoho-
                                         Pahoa Road;

     9. 256(degree)  55'  54"  1010.01 feet along the southerly side of Kapoho-
                                         Pahoa Road;

     10. 346(degree) 55'  54"  100.00 feet along HELCO sub-station site;

     11. 256(degree) 55'  54"  150.00 feet along HELCO sub-station site;

     12. 166(degree) 55'  54"  100.00 feet along HELCO sub-station site;

     13. 256(degree) 55'  54"  303.02 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. A-132-01-60);

     14. Thence along the southerly side of Kapoho-Pahoa Road (Proj.
                                         No. A-132-01-60), along a curve to the
                                         left having a radius of 2321.83 feet,
                                         the chord azimuth and distance being:
                                         249(degree) 21' 09" 612.48 feet;

     15. 241(degree) 46' 24" 1273.36 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. A-132-01-60);

     16. Thence along Lot 1. the remainder of L.P. 8177 and R.P. 4497, L.C.
                                         Aw. 8559, Apana 5 to C. Kanaina, along
                                         a curve to the right having a radius of
                                         20.00 feet, the chord azimuth and
                                         distance being:
                                         281(degree) 28' 42" 25.55 feet;

                                         Thence along Lot 1, the remainder of
                                         L.P. 8177 and R.P. 4497, L.C. Aw. 8559.
                                         Apana 5 to C. Kanaina for the next
                                         thirty four (34) courses, the azimuths
                                         and distances being:

                                  Page 4 of 13

     17. 321(degree) 11'     1247.59 feet;

     18. Thence along a curve to the left having a radius of 2015.00 feet, the chord azimuth and distance being:
                                         315(degree) 53' 30" 371.67 feet;

     19. 310(degree) 36'      409.32 feet;

     20. 302(degree) 52'      232.94 feet;

     21.   6(degree) 11' 30"  412.91 feet;

     22.  65(degree) 48'       28.81 feet;

     23. 335(degree) 48'      219.00 feet;

     24.  65(degree) 48'      124.00 feet;

     25. 335(degree) 48'      191.00 feet;

     26.  68(degree) 18' 50"  296.32 feet;

     27. 335(degree) 48'       50.00 feet;

     28. 248(degree) 18' 50"  114.52 feet;

     29. 335(degree) 48'       49.10 feet;

     30. 247(degree) 50' 04"  250.00 feet;

     31. 245(degree) 48'      412.78 feet;

     32. 335(degree) 48'      150.00 feet;

     33. 245(degree) 48'      200.00 feet;

     34. 155(degree) 48'      150.00 feet;

     35. 245(degree) 48'      164.00 feet;

     36. 155(degree) 48'      288.68 feet;

     37.  65(degree) 48'      100.00 feet;

     38. 155(degree) 48'      186.32 feet;

     39.  65(degree) 48'       52.93 feet;

     40. 125(degree) 20' 30"  208.56 feet;

     41.  35(degree) 20' 30"   35.00 feet;

     42. 125(degree) 20' 30"   45.58 feet;

                                  Page 5 of 13

     43.  76(degree) 34' 30"  173.94 feet;

     44. 186(degree) 11' 30"  149.78 feet;

     45. 125(degree) 20' 30"   29.52 feet;

     46. 122(degree) 52'      413.75 feet;

     47. 130(degree) 36'      258.68 feet;

     48. Thence along a curve to the right having a radius of 1985.00 feet, the chord azimuth and distance being:
                                         135(degree) 53' 30" 366.14 feet;

     49. 141(degree) 11'     1234.51 feet;

     50. Thence along a curve to the right having a radius of 20.00 feet, the chord azimuth and distance being:
                                         191(degree) 28' 45" 30.77 feet;

     51. 241(degree) 46' 24"  411.07 feet along Kapoho-Pahoa Road;

     52. 331(degree) 46' 24" 5.00 feet along a jog in Kapoho-Pahoa Road (Proj.
                                         No. A-132-01-60);

     53. 241(degree) 46' 24" 75.00 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. A-132-01-60);

     54. 151(degree) 46' 24" 5.00 feet along a jog in Kapoho-Pahoa Road (Proj.
                                         No. A-132-01-60);

     55. 241(degree) 46' 24" 105.65 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. A-132-01-60);

     56. Thence along the southerly side of Kapoho-Pahoa Road: (Proj.
                                         No. A-132-01-60), along a curve to the
                                         left having a radius of 2321.83 feet,
                                         the chord azimuth and distance being:
                                         235(degree) 16' 24" 525.68 feet;

     57. 228(degree) 46' 24" 224.35 feet along the southerly side of Kapoho-
                                         Pahoa road (Proj. NO. A-132-01-60);

                                  Page 6 of 13

     58. 228(degree) 46' 24" 279.17 feet along the southerly side of Kapoho-
                                         Pahoa road (Proj. No. S-0132(L)).

     59. Thence along the southerly side of Kapoho-Pahoa Road (Proj.
                                         No. S-0132(1)), along a curve to the
                                         right having a radius of 1607.02 feet,
                                         the chord azimuth and distance being:
                                         236(degree) 46' 24" 447.31 Feet;

     60. 244(degree) 46' 24" 2650.28 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. S-0132(1));

     61. Thence along the southerly side of Kapoho-Pahoa Road (Proj.
                                         No. 5-0132(1)), along a curve, to the
                                         right having a radius of 1498.15 feet
                                         the chord azimuth and distance being:
                                         248(degree) 31' 24" 195.97 feet;

     62. Thence continuing along the southerly side of Kapoho-Road (Proj.
                                         No. S-0132(1)), along a curve to the
                                         right having a radius of 1115.92 feet,
                                         the chord azimuth and distance being:
                                         259(degree) 35' 24" 284.23 feet;

     63. Thence continuing along the southerly side of Kapoho-Pahoa Road (Proj.
                                         No. 5-0132(1)), along a curve to the
                                         right having a radius of 1498.15 feet,
                                         the chord azimuth and distance being:
                                         269(degree) 04' 13" 113.12 feet;

     64. 277(degree) 15' 54" 450.36 feet along the southerly side of Kapoho-
                                         Pahoa Road (Proj. No. S-0132(1));

     65. Thence along the remainder of L.P. 8177 and R.P. 4497, L.C. Aw. 8559.
                                         Apana 5 to C. Kanaina, along a curve to
                                         the right having a radius of 40.00
                                         feet, the chord azimuth and distance
                                         being: 7(degree) 20' 04" 34.24 feet;

                                         Thence along the remainder of L.P. 8177
                                         and R.P. 4497,

                                  Page 7 of 13

                                     L.C. Aw. 8559, Apana 5 to C. Kanaina for
                                     the next thirty nine (39) courses, the
                                     azimuths and distances being:

     66. 302(degree) 40' 24"    5.00 feet;

     67.  32(degree) 40' 24"   26.67 feet;

     68.  52(degree) 37' 24"  135.95 feet;

     69.  38(degree) 26' 24"  225.17 feet;

     70.  54(degree) 45' 24"   36.60 feet;

     71.  31(degree) 45' 24"  252.93 feet;

     72.  15(degree) 05' 24"    6.79 feet;

     73.  77(degree) 02' 24"  350.29 feet;

     74.  83(degree) 45' 24"  132.20 feet;

     75.  74(degree) 49' 24"   97.93 feet;

     76.  41(degree) 26' 24"   65.32 feet;

     77.  27(degree) 14' 24"  546.76 feet;

     78. 306(degree) 32' 24"  343.25 feet;

     79.  61(degree) 23' 24"  958.61 feet;

     80.  64(degree) 54' 24"  354.14 feet;

     81.  62(degree) 49' 24"  285.05 feet;

     82.  64(degree) 32' 24"  197.17 feet;

     83. 344(degree) 04' 54"  816.37 feet;

     84.  55(degree) 17' 24"   68.36 feet;

     85.  18(degree) 50' 24"   23.76 feet;

     86. 342(degree) 23' 24"  428.66 feet;

     87. 322(degree) 39' 24"  121.88 feet;

     88. 304(degree) 14' 24"  180.13 feet;

     89. 294(degree) 18' 24"  291.64 feet;

                                  Page 8 of 13

     90.  270(degree) 59' 24"  235.52 feet;

     91.  266(degree) 59' 24"  234.48 feet;

     92.  210(degree) 11' 24"  209.22 feet;

     93.  221(degree) 37' 24"   75.90 feet;

     94.  235(degree) 37' 24"   84.79 feet;

     95.  248(degree) 41' 24"   92.41 feet;

     96.  263(degree) 16' 24"  164.85 feet;

     97.  258(degree) 40' 24"  240.44 feet;

     98.  249(degree) 45' 24"  154.26 feet;

     99.  254(degree) 20' 24"  124.75 feet;

     100. 245(degree) 20' 24"  119.50 feet;

     101. 253(degree) 52' 24"  114.86 feet;

     102.   5(degree) 26' 24"  157.53 feet;

     103. 343(degree) 45' 24"  196.61 feet;

     104.   6(degree) 20' 57" 1108.69 feet

     105.  60(degree) 30' 00"  700.65 feet along Lot 3-A-3, portion of Grant
                                         3209 to Robert Rycroft;

     106.  60(degree) 42' 20" 2187.60 feet along Lots B-2 and B-1 and Lanipuna
                                         Gardens, Increment 1 (File Plan 1340);

     107.  73(degree) 10' 00" 1942.14 feet along Lanipana Gardens, Increment 1
                                         (File Plan 1340);

     108. 163(degree) 10' 00"  342.45 feet along Hawaii Geothermal Research
                                         Project Site;

     109.  73(degree) 10' 00"  610.52 feet along Hawaii Geothermal Research
                                         Project Site to the point of beginning
                                         and containing an Area of 557.18 Acres.

                                  Page 9 of 13

(3)  Being a portion of L.P. 8177 and R.P. 4497, L.C. Aw. 8559. Apana 5 to C.
     Kanaina, Kapoho, Puna. Hawaii,

     Beginning at the southwest corner of this parcel of land, being also the northeast corner of Grant 3209 to Robert Rycroft and the west corner of
     Grant 6845 to Robert Napalapalai, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU" being
     9,155.29 feet North and 13,666.78 feet East and running by azimuths measured clockwise from True South:

      1. 186(degree)  20' 57"    1108.69 feet along the remainder of L.P. 8177
                                         and R.P. 4497, Apana 5 to C. Kanaina;

      2. 242(degree)  04' 24"  694.21 feet along the southeasterly side of
                                         20 feet road;

      3. 235(degree)  34' 24"  676.73 feet along the southeasterly side of
                                         20 feet road;

                                         Thence along the remainder of L.P. 8177
                                         and R.P. 4497. Apana 5 to C. Kanaina
                                         for the next ten (10) courses, the
                                         azimuths and distances being:

      4. 296(degree)  41' 24"   89.16 feet;

      5. 290(degree)  49' 24"  265.76 feet;

      6. 264(degree)  10' 24"  372.80 feet;

      7. 198(degree)  23' 54" 1150.00 feet;

      8. 273(degree)  29' 24"  451.14 feet;

      9. 240(degree)  22' 24"  240.00 feet;

     10. 182(degree)  02' 24"  100.00 feet;

     11. 243(degree)  53' 54"  483.40 feet;

     12. 233(degree)  48' 24"  226.80 feet;

     13. 223(degree)  02' 24"  648.90 feet;

     14. 163(degree)  07' 24"  259.15 feet along the northeast side of road;

     15. 146(degree)  57' 24"  415.75 feet along the northeast side of
                                         20 feet road;

                                  Page 10 of 13

     16. 121(degree)  57' 54"  307.04 feet along the northeast side of 20 feet road;

     17. Thence along the southeast side of Kapoho-Pahoa Road (Project No. ERP
                                         ER 3(1)), along a curve to the left
                                         having a radius of 2894.79 feet, the
                                         chord azimuth and distance being:
                                         256(degree) 55' 48.2" 224.46 feet;

                                         Thence along the remainder of L.P. 8177
                                         and R.P. 4497, Apana 5 to C. Kanaina
                                         for the next seven (7) courses, the
                                         azimuths and distances being;

     18. 289(degree)  01' 24"  107.97 feet;

     19. 281(degree)  27' 24"  705.00 feet;

     20. 302(degree)  47' 24"  966.82 feet;

     21. 354(degree)  37' 24"  233.00 feet;

     22. 328(degree)  07' 24"   66.00 feet;

     23. 281(degree)  32' 24"  292.00 feet;

     24. 263(degree)  00' 24"   88.00 feet;

     25.  34(degree)  12' 24"  381.63 feet along the westerly side of 20 feet road;

     26.  32(degree)  08' 24"  120.81 feet along the westerly side of 20 feet road;

     27.  25(degree)  39' 24"   88.76 feet along the westerly side of 20 feet
                                         road;

     28.  18(degree)  18' 24"   82.03 feet along the westerly side of 20 feet
                                         road;

     29.  Thence along the westerly side of 20 feet road, along a curve to the right having a radius of 20.00 feet,
                                         the chord azimuth and distance being:
                                         61(degree) 27' 24"   27.36 feet;

     30.  104(degree) 36' 24"  250.78 feet along the northerly side of 20 feet road;

                                 Page 11 of 13

     31.   90(degree) 28' 54" 123.58 feet along the northerly side of 20 feet road;

     32.   21(degree) 44' 24"  71.08 feet along the westerly side of 20 feet road;

     33.  359(degree) 55' 24" 410.82 feet along the westerly side of 20 feet road;

     34.  352(degree) 32' 24" 137.09 feet along the westerly side of 20 feet road;

     35.  318(degree) 05' 24" 521.10 feet along the westerly side of 20 feet road;

     36.  346(degree) 25' 24"  93.15 feet along the westerly side of 20 feet road;

     37.    9(degree) 59' 24" 284.02 feet along the westerly-side  of 20 feet road;

     38.    6(degree) 43' 24" 140.76 feet along the westerly side of 20 feet road;

     39.   73(degree) 44' 04" 5556.04 feet along Grant 6845 to
                                         Robert Napalapalai to the point of
                                         beginning and containing an area of
                                         240.76 Acres.

(4)  Being portions of L.P. 8177 and R.P. 4497, L.C. Aw. 8559, Apana 5 to C.
     Kanaina, Kapoho, Puna. Island of Hawaii, Hawaii,

     Beginning at the northerly corner of this parcel of land on the southwest side of Pohoiki Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU" being 10,013.20 feet
     North and 5,757.20 feet East and running by azimuths measured clockwise from True South:

       1. 306(degree) 06' 54"  1086.26 feet along Pohoiki Road to a 1/2" pipe
                                         (found);

       2.  36(degree) 06' 54"   300.00 feet along the remainder of  L.P. 8177
                                         and R.P. 4497, L.C: Aw. 8559, Apana 5
                                         to C. Kanaina;

       3. 141(Degree) 33' 14"  1126.93 feet along grant 13156 to Kapoho Land
                                         Development Company, Limited to the
                                         point of beginning and containing an
                                         area of 3.741 Acres.

                                  Page 12 of 13

         The previous legal description is subject to the covenants, conditions, rights, rights-of-way, easements and encumbrances now of record, and to unrecorded easements which have been acquired by prescription, right-of-entry, custom and usage or otherwise for public utilities, roads, highways, such reservation in favor of the State of Hawaii of mineral and metallic mines as there may be, and any claims based on native rights including roads and trails.

                                   Exhibit "A"
                                   -----------

                                    EXHIBIT B
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       LAND COURT                       |                      REGULAR SYSTEM
--------------------------------------------------------------------------------
Return by Mail (X) Pickup ( ) To:

Gibson, Dunn & Crutcher
800 Newport Center Drive
Suite 600
Newport Beach, CA 92660
Attn: Claudia Kihano Parker, Esq.
--------------------------------------------------------------------------------

                        MEMORANDUM OF AMENDMENT TO LEASE
                               (RESOURCE SUBLEASE)

                  THIS MEMORANDUM OF AMENDMENT TO LEASE (RESOURCE SUBLEASE)
dated this __________day of July, 1990, is made by KAPOHO LAND PARTNERSHIP, a
Hawaii limited partnership whose mailing address is P.O. Box 374, Hilo, Hawaii
96720 ("lessor"), and PUNA GEOTHERMAL VENTURE, a hawaii general partnership, whose business address is 101 Aupuni Street, Suite 1014-b, Hilo, Hawaii 96720
("Lessee"), for the benefit of CREDIT SUISSE, a bank organized and existing under the laws of Switzerland, acting through its New York branch ("CS"), whose business and mailing address is 100 Wall Street, 14th Floor, New York, New York
10005, attention: Project Finance, as agent and collateral agent for the account of CS and for the account of such other lenders as may participate in the funding and other risks associated with the Loan, as defined in the Lease
Amendment, certain other lenders (CS and such other lenders as referred to herein as "Lenders") and lenders.

                                   WITNESSETH:
                                   -----------

         That certain unrecorded Lease and Agreement, dated March 1, 1981, a short form of which was recorded in the Bureau of Conveyances of the State of
Hawaii in Liber 16267, Page 466, as amended by those certain letter agreements all dated March 1, 1981, made by Lessor and Lessee, covering certain interests described therein with respect to that certain real property described in
Exhibit "A" attached thereto, which Exhibit "A" is hereby deleted from said unrecorded Lease and Agreement and recorded short form thereof and replaced in its entirety by Exhibit "A" attached hereto and incorporated herein by reference, and which is further amended by that certain AMENDMENT TO LEASE
(RESOURCE SUBLEASE), dated July ___, 1990 (hereinafter "Lease Amendment"), made by Lessor and Lessee, which Lease Amendment is by this reference incorporated herein and made a part hereof as fully and completely in all respects as though the same were fully set forth herein.

         The Lease Amendment and all of its terms, conditions and stipulations shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of Lenders and the parties hereto.

          IN WITNESS WHEREOF., the parties hereto have executed this Memorandum of Amendment to Lease (Resource Sublease) as of the date and year first above written.

                                   LESSOR:

                                   KAPOHO LAND PARTNERSHIP, a Hawaii
                                   limited partnership

                                   By:  KAPOHO MANAGEMENT CO., INC., a
                                        Hawaii corporation,
                                        Its General Partner

                                   By:__________________________________________
                                        Its: President

                                   By:__________________________________________
                                        Its: Vice President

                                   By:__________________________________________
                                        Its: Secretary and Treasurer

                                       -2-

                                   LESSEE:

                                   PUNA GEOTHERMAL VENTURE,
                                   a Hawaii general partnership

                                   By:   AMOR VIII CORPORATION, a Delaware
                                         corporation, general partner

                                         By:____________________________________
                                              Its:______________________________

                                         By:____________________________________
                                              Its:______________________________

                                   By:   AMOR VI CORPORATION, a Delaware
                                         corporation, general partner

                                         By:____________________________________
                                              Its:______________________________

                                         By:____________________________________
                                              Its:______________________________

                                       -3-

CITY AND COUNTY OF HONOLULU   )
                              )  SS.
STATE OF HAWAII               )

                  On this__________________ day of___________________________,
1990, before me personally appeared ______________________and
________________________________________, to me known, who, being by me duly sworn, did say that they are the______________________________________________
_________________________and________________________________________________,
respectively, of KAPOHO MANAGEMENT CO., INC., a Hawaii corporation, the General
Partner of KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership; that the seal affixed to the foregoing instrument is the corporate seal of said corporation;
that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said officers acknowledged said instrument to be the free act and deed of said corporation and said partnership.

                                         _______________________________________
                                         Notary Public, State of Hawaii

                                         My commission expires:

STATE OF HAWAII                          )
                                         ) SS.
CITY AND COUNTY OF HONOLULU              )

                  On this__________________ day of____________________________,
19____________, before me appeared____________________________________
and_____________________________, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of AMOR
VI CORPORATION, a Delaware corporation, one of the general partners of PUNA
GEOTHERMAL VENTURE, a Hawaii general partnership, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and in behalf of said general partnership, and said officers acknowledged said instrument to be the free act and deed of said corporation and said general partnership.

                                   ____________________________________
                                   Notary Public, State of Hawaii

                                   My commission expires:_________

                                       -4-

STATE OF HAWAII                    )
                                   ) SS.
CITY AND COUNTY OF HONOLULU        )

                  On this__________________ day of__________________________,
19___________, before me appeared_______________________________________
and___________________________, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of AMOR
VIII CORPORATION, a Delaware corporation, one of the general partners of PUNA
GEOTHERMAL VENTURE, a Hawaii general partnership, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and in behalf of said general partnership, and said officers acknowledged said instrument to be the free act and deed of said corporation and said general partnership.

                                   ____________________________________
                                   Notary Public, State of Hawaii

                                   My commission expires:_________

                                      -5-

                                    EXHIBIT C
                           (Intentionally Left Blank)

SUBLEASE NO.                                        TAX MAP KEY:
            ----------------                                    ----------------

                              POWER PLANT SUBLEASE

                                Table of Contents                           Page
                                                                            ----
 1.   DEMISE AND TERM ...................................................    la

                                       i.

                                   EXHIBIT D-1

                                       ii.

SUBLEASE NO.                                   TAX MAP KEY:
            -----------------                              ---------------------

                              POWER PLANT SUBLEASE

          THIS SUBLEASE, made this 9th day of July, 1990, by and between KAPOHO
LAND PARTNERSHIP, a Hawaii limited partnership, whose business and post office address is P.O. Box 374, Hilo, Hawaii 96720 ("Lessor"), and PUNA GEOTHERMAL
VENTURE, a Hawaii general partnership, whose business and post office address is
101 Aupuni Street, Suite 1014-B, Hilo, Hawaii 96720 ("Lessee").

          WHEREAS, Lessor, as lessor therein, and Dillingham Corporation, a
Hawaii corporation, and Thermal Power Company, a California corporation, collectively as lessee therein, had previously entered into that certain Lease and Agreement dated March 1, 1981, a short form of which was recorded in the
Bureau of Conveyances of the State of Hawaii in Liber 16267, Page 466
("Resource  Lease"), which provides for the development of Leased Substances (as defined in the Resource Lease) from and under the land described in and covered by the Resource Lease (said land being hereinafter called the "Leased Land");
and

          WHEREAS, the Resource Lease is a sublease of the surface rights leased to Lessor under that certain Surface Lease, dated February 18, 1981, a Short
Form of which, dated July 9, 1990, was recorded in the

Bureau as Document No. ____________, entered into between Kapoho Land
Development Company, Limited, as lessor, and Kapoho Land Partnership, as lessee, which sublease was assigned to Lessee as of May 3, 1982 (as hereinafter referred
to); and

          WHEREAS, pursuant to that certain Assignment of Lease and Agreement, made effective May 3, 1982, and recorded in said Bureau in Liber 17122, Page 70,
Dillingham Corporation and Thermal Power Company assigned all of their right, title and interest in the Resource Lease to Lessee, consent thereto by Lessor being granted by letter consent, dated March 10, 1983; and

          WHEREAS, the Resource Lease provides that a ground lease shall be issued by Lessor to Lessee whenever a portion of the Leased Land is desired for use by Lessee as a site for an electric power generating plant; and

          WHEREAS, Lessor and Lessee have agreed to enter into this ground lease
("Lease") pursuant to the provisions of the Resource Lease, and in particular of paragraph 8(p)(1)(c)(ii) thereof.

          NOW, THEREFORE, this indenture WITNESSETH:

          1.  DEMISE AND TERM

          Lessor hereby demises and leases, and Lessee hereby accepts and rents, that certain parcel of real property, comprising a subdivided portion of the
Leased Land and consisting of approximately 13.709 acres, situate at Kapoho,
District of Puna, County and State of Hawaii, more particularly described in
Exhibit A and shown on Exhibit B attached hereto and made parts hereof
("premises"), subject to all reservations and rights of Lessor set forth in the
Resource Lease and reserving to Lessor and its licensees the nonexclusive right to use and cross, the portion of the premises designed and intended for road and access purposes, with the right to install utility lines, connecting roads and driveways so long as the same do not unreasonably interfere with Lessee's use and enjoyment of the premises.

          Excepting and reserving therefrom all Leased Substances underlying the premises and all rights under the Resource Lease, which shall remain vested at all times in the lessor and lessee under the Resource Lease with the intent that such Leased

                                       1a.

Substances shall remain subject to the terms, covenants and conditions of the
Resource Lease.

          TO HAVE AND TO HOLD the same, together with the rights, easements, privileges and appurtenances thereunto belonging or appertaining, unto Lessee for the term commencing from the 9th day of July, 1990, and ending the 28th of
February, 2046, and continuing thereafter for so long as said premises shall be used, or shall be required to be demised, for the purposes set forth in paragraph 13 of this lease; subject, however, to extension or earlier termination as hereinafter provided, but in no event beyond the term provided in paragraph 3 of the Resource Lease.

          SUBJECT, HOWEVER, to the covenants, conditions, rights, rights-of-way, easements and encumbrances now of record, and to unrecorded easements which have been acquired by prescription, right-of-entry, custom and usage or otherwise for public utilities, roads, highways, such reservation in favor of the State of
Hawaii of mineral and metallic mines as there may be, and any claims based on native rights including roads and trails.

          2.   ANNUAL RENT

          Lessee shall yield up and pay to Lessor for each and every year during the continuance of this lease, in annual payments in advance on or before the first day of each and every year, prorated as necessary, net over and above all taxes, assessments and other charges hereunder payable by Lessee, annual rent as follows:

          A. $*** per annum for and during the first five years of said term;

          B. For each successive five (5) year period of said term such annual rent as shall be determined by written agreement of Lessor and Lessee or, if they fail to reach such agreement at least ninety (90) days before the commencement of such period, as shall be equal to the product of (1) a rate of return comprising the higher of (a) eight and one-half percent (8 1/2%) or (b)
the then prevailing rate of return as charged under then new leases of comparable real property for commercial/industrial use in the County of Hawaii in which said demised premises is located, and (2) the then fair market value of said demised premises based on commercial/industrial use, exclusive of any improvements thereon and free and clear of all encumbrances, including but not limited to this lease, the Resource Lease and all subleases and tenancies hereunder, but excepting those encumbrances set forth in Exhibit A attached hereto, which rate of return and fair market value shall be

*** Confidential material redacted and filed separately with the Commission.

                                       2.

determined by agreement of the parties, or failing such agreement, by arbitration as hereinafter provided in paragraph 27, provided that the arbitrators shall be qualified real estate appraisers doing business in Hawaii, but in no event shall the annual rent as so determined be less than the annual rent for the last lease year preceding such period. Until such rent is determined, Lessee shall pay on account thereof rent to Lessor in the same amount and at the same time and manner as were payable for the last lease year preceding the period in question, and Lessee shall within fifteen (15) days after such determination pay to Lessor the amount of any increase in rent which shall have accrued since the expiration of the preceding rental period;
provided, however, that if such rent shall have been determined by arbitration but either party shall choose to dispute the amount thereof, whether by way of court action or otherwise, and shall thereby delay the final determination of such rent, Lessee shall pay to Lessor the rent as determined by arbitration (and not the prior rent) at the same time and manner as herein provided for the payment of rent and, upon the final determination of such rent, either (a)
Lessee shall pay to Lessor the amount of any increase in rent over the rent that had been determined by arbitration which shall have accrued since the expiration of the preceding rental period, together with interest thereon at the rate of twelve percent (12%) per annum for the period from the date such rent had been determined by arbitration to the date of such final determination, or (b) Lessor shall pay to Lessee the amount of any decrease in rent under the rent which had been determined by arbitration which shall have accrued since the expiration of the preceding rental period and which shall have been paid to Lessor, together with interest thereon at the rate of twelve percent (12%) per annum from the date or dates of payment by Lessee to Lessor to the date of such final determination; either such payment shall be made within fifteen (15) days after the date of such final determination.

          3.   QUIET ENJOYMENT

          Lessor hereby covenant with Lessee that upon payment by Lessee of the rent as aforesaid and upon observance and performance of the covenants by Lessee hereinafter contained, Lessee shall peaceably hold and enjoy said premises for the term hereby demised without hindrance or interruption by Lessor or any other person or persons lawfully claiming by, through or under it except as herein expressly provided.

          4.   RENT

          Lessee will pay said rent in lawful money of the United States of
America at the times and in the manner

                                       3.

aforesaid, without deduction and without any notice or demand, at the office of
Lessor in Hilo, Hawaii.

          5.   TAXES AND ASSESSMENTS

          Lessee will also pay to Lessor as additional rent, at least ten days before the same become delinquent, all real property taxes and assessments of every description to which said premises or any part thereof or improvement thereon, or Lessor or Lessee in respect thereof, are now or may during said term be assessed or become liable, whether assessed to or payable by Lessor or
Lessee; provided, however, that with respect to any assessment made under any betterment or improvement law which may be payable in installments, Lessee shall be required to pay only such installments of principal together with interest on unpaid balances thereof as shall become due and payable during said term, and that such taxes shall be prorated as of the dates of commencement and expiration respectively of said term. If at any time during said term there shall be assessed against said demised premises or any part thereof or any improvement thereon or any rents payable to Lessor therefor or against Lessor in respect thereof any new taxes (other than federal or state net income taxes or any other taxes existing at the commencement of said term) which are in substitution for real property taxes or are in lieu of increases thereof, Lessee will also pay to
Lessor as additional rent, at least ten days before the same become delinquent, all such new taxes. Anything in this paragraph 5 to the contrary notwithstanding, any payment of such taxes and assessments made under the
Resource Lessee shall be deemed to be a payment under this lease to the extent that such payment would duplicate a payment otherwise due under this lease.
Lessee will also pay all conveyance taxes imposed by the State of Hawaii in respect to this lease.

          6.   ADDITIONAL RENT

          Lessee will also pay to Lessor, as additional rent and within ten (10)
days after the date of mailing or personal delivery of statements therefor, all costs and expenses paid or incurred by Lessor and required to be paid by Lessee under any provisions hereof. If Lessee shall become delinquent in the payment of any annual rent, additional rent (which does not constitute interest), or other payments required hereunder to be made by Lessee to Lessor, Lessee will also pay to Lessor as additional rent interest thereon from the respective due dates thereof until fully paid at the rate of twelve percent (12%) per year or such higher rate as shall equal the maximum rate of interest then allowed by law.

                                       4.

          7.   GENERAL EXCISE TAX

          Lessee will pay to Lessor as additional rent, at the time and together with each payment of annual rent, additional rent, or other charge required hereunder to be made by Lessee to Lessor which is subject to the Hawaii general excise tax on gross income or any successor or similar tax, an amount which, when added to said annual rent, additional rent, or other charge (whether actually or constructively received by Lessor), shall yield to Lessor, after deduction of all such taxes payable by Lessor with respect thereto, a net amount equal to that which Lessor would have realized therefrom had no such taxes been imposed. Anything in this paragraph 7 to the contrary notwithstanding, any such payment made under the Resource Lease shall be deemed to be a payment under this lease to the extent any such payment would duplicate a payment otherwise due under this lease.

          8.   RATES AND OTHER CHARGES

          Lessee will pay directly before the same become delinquent all utility charges, water and sewer rates, garbage rates and other charges and outgoing of every description to which said premises or any part thereof or improvement thereon, or Lessor or Lessee in respect thereof, may during said term be assessed or become liable, whether assessed to or payable by Lessor or Lessee.

          9.   COMPLIANCE WITH LAWS

          Lessee and Lessor each shall, at its own respective cost and expense, promptly and properly observe, comply with and execute all present and future orders, regulations, directions, rules, laws, ordinances and requirements of all governmental agencies (including, but not limited to, State, Municipal, County and Federal Governments and their departments, divisions, bureaus, boards, and officials) and, if applicable, the Public Utilities Commission of the State of
Hawaii and similar organizations as the same may apply to each of Lessor and
Lessee. Lessee and Lessor shall each have the right to contest or review, by legal procedures or in such other manner as each may deem suitable, at its own respective expense, any order, regulation, direction, rule, law, ordinance or requirement, and if able, may have the same cancelled, removed, revoked, or modified, provided that Lessor is not, by Lessee's contest thereof, subject to criminal prosecution and Lessor's title to said demised premises is not impaired and Lessee indemnifies and holds Lessor harmless from and against any civil liability as a result of such contest or review by Lessee. Any such proceeding shall be conducted promptly and

                                       5.

shall include, if the contesting party so decides, appropriate appeals. Whenever the requirements become final after a contest, the party bound thereby shall diligently comply with the same. Without limiting the generality of the foregoing, Lessee will at its own expense during the whole of said term make, build, maintain and repair all structures, facilities and improvements, including without limitation sumps, fences, drains, roads, curbs, sidewalks and parking areas which may be required by law to be made, built, maintained and repaired upon or adjoining or in connection with or for the use of said premises or any part thereof.

          10.  CONDITION OF PREMISES; GOVERNMENTAL APPROVAL

          Lessee has examined and accepts said premises in the existing condition thereof and shall be solely responsible for the adequate design, construction and repair of all structures and improvements whatsoever now or hereafter made thereon, and for obtaining all necessary utility services and connections, and Lessee agrees that Lessor shall have no liability whatsoever for such condition, or for the suitability or lack of suitability for the purposes contemplated therefor, or any repair of any private roads serving said premises except as expressly provided in paragraph 29 hereof. Lessee, at its sole cost and expense, shall obtain all approvals and meet all governmental requirements for or in connection with said premises or any improvement thereon or use thereof, including but not limited to permits, zoning, classification, consents, environmental statements and requirements, and other requirements.

          11.  RESTORATION, REPAIR AND MAINTENANCE

          Lessee will at its own expense from time to time and at all times during said term well and substantially restore, repair, maintain, amend, and keep all buildings and other improvements now or hereafter built or made on said demised premises with all necessary reparations and amendments whatsoever in good and safe repair, order and condition, reasonable wear and tear and destruction by unavoidable casualty not herein required to be insured against excepted. Lessee will also at all times keep said premises together with all adjacent land between any street boundary of said premises and the established curb line in a strictly safe, clean, orderly and sanitary condition. Lessee will cause periodic inspections to be made by qualified persons of such buildings and other improvements for the purpose of ascertaining and curing infestation thereof by termites, rodents and other pests, and thereafter take all measures as may be required to prevent or cure any damage or destruction by such infestation.

                                       6.

          12.  INSPECTION

          Lessee will permit Lessor and its agents at all reasonable times during said term to enter said premises and examine the state of repair and condition thereof, and will commence to repair and make good at its own expense all defects required by the provisions of this lease to be repaired by Lessee of which notice shall be given by Lessor or its agents within sixty (60) days after the giving of such notice and will thereafter diligently prosecute the same to completion. If for any reason Lessee shall fail to commence such repairs within sixty (60) days after the giving of such notice and/or fail to complete the same in diligent and workmanlike manner, Lessor may, but shall not be obligated to, make or cause to be made such repairs and shall not be responsible to Lessee or anyone claiming by, through or under it for any loss or damage to the occupancy, business or property of any of them by reason thereof, and Lessee will pay to
Lessor on demand and as additional rent all costs and expenses paid or incurred by Lessor in connection with such repairs.

          13.  USE AND TYPE OF BUILDINGS

          Lessee will use said premises solely for the construction, installation and operation of a geothermal electrical generating facility and all related improvements, and will not at any time make or suffer any strip or waste or unlawful, improper or offensive use of said premises. Lessee will at its own expense, during the first three (3) years of said term grade said demised premises to final grade and construct and complete thereon, in accordance with the provisions of paragraph 14 hereof, the aforesaid facility and all related improvements.

          14.  CONSTRUCTION OF BUILDINGS

          Lessee will not construct or place any buildings or structures, including fences and walls, or other improvements on said demised premises, nor make or suffer any additions to or structural alterations of the basic structure of any buildings thereon, nor change the grading or drainage thereof, except under the supervision of a licensed architect or engineer and (except for non-material modifications made during the course of construction) in accordance with complete plans, specifications and detailed plot plants therefor prepared by, or under the supervision of, such an architect or engineer and first approved in writing by Lessor. Lessor shall act upon any request for approval within thirty (30) days after its receipt thereof, and Lessor fails to act within such thirty (30) day

                                       7.

period, such request shall be deemed to have been approved. No such approval by
Lessor shall be deemed a warranty or other representation on its part that such plans, specifications or detailed plot plans or the building or buildings or other improvements therein described are legal, safe or sound.

          15.  LANDSCAPING

          Lessee will at its own expense, within ninety (90) days after completion of construction of any buildings and other improvements on said demised premises, landscape said premises in accordance with plans prepared or reviewed and approved by a professional landscape architect, and will at all times during the remainder of said term at its own expense maintain such landscaping of said premises and all adjacent land between any street boundary of said premises and the established curb line in a safe, neat and attractive condition. Except during period of construction, Lessee will to the extent practicable screen from view from any public street, by means of fences, walls or other landscaping approved by Lessor in writing, all equipment, materials and supplies kept in open storage on said demised premises.

          16.  BONDS

          Lessee will before commencing construction of any improvement on said premises costing more than $50,000 deposit with Lessor (a) written evidence satisfactory to Lessor that Lessee has or is entitled to sufficient funds comprised of an unconditional loan commitment by a recognized lending institution and/or evidence of a bank deposit in a total sum not less than an amount equal to the total estimated cost thereof, or other proof satisfactory to
Lessor of Lessee's ability to complete the proposed improvements, together with an executed copy of a construction loan agreement or other financing arrangement acceptable to Lessor by and between Lessee and such institution or bank which provides for the orderly disbursement of such funds ratably according to the work completed less only a reasonable retainage, (b) a fully executed copy of the contract therefor, and (c) copies of the contractor's performance bond and labor and material payment bond, if Lessee contracts out such work, naming
Lessor as an additional obligee in an amount equal to the total estimated cost thereof and in form and with surety satisfactory to Lessor, guaranteeing the completion of such work free and clear of all mechanic's and materialmens' liens by whomever claimed.

                                       8.

          17.  SETBACK LINES

          Lessee will observe any setback lines affecting said premises as now or hereafter established by any governmental authority having jurisdiction, or any other more restrictive setback lines as shown on the map hereto attached or herein mentioned in the description of said premises, and will not erect, place or maintain any building or structure whatsoever except approved fences or walls, or maintain any hedge of a greater height than four (4) feet above the ground level, between any street boundary of said premises and the setback line along such boundary.

          18.  FIRE AND OTHER CASUALTY INSURANCE

          Lessee will at its own expense at all times during said term keep all buildings on said demised premises insured against loss or damage by fire with extended coverage and an inflation guard endorsement in an insurance company authorized to do business in Hawaii and in time of war against war damage to the extent such governmental insurance is obtainable at reasonable cost, in an amount as near as practicable to the full insurable value thereof (which amount
Lessee will review as to sufficiency at least annually and, if insufficient, will increase), naming Lessor and any leasehold mortgagee as additional insureds, as their interests may appear, payable in case of loss to such trust company qualified under the laws of Hawaii and having its principal office in
Honolulu (unless Lessor, Lessee and any mortgagee shall otherwise agree) as
Lessee shall designate as trustee for the custody and disposition as herein provided of all proceeds of such insurance and will pay all premiums on such insurance when due and all fees and expenses of such trustee in connection with its services, and will from time to time deposit promptly with Lessor current certificates of such insurance and upon request therefor true copies of such insurance policies. In every case of loss or damage to said buildings all proceeds of such insurance (excluding the proceeds of any rental value or use and occupancy insurance of Lessee) shall be used with all reasonable speed by
Lessee for rebuilding, repairing or otherwise reinstating the same buildings in a good and substantial manner according to the original plan and elevation thereof or such modified plan conforming to laws and regulations then in effect as shall be first approved in writing by Lessor and any leasehold mortgagee, and
Lessee will make up from its own funds any deficiency in the insurance proceeds.
Lessee will, at its own expense, at all times during said term after completion of any buildings on said demised premises, effect and maintain rent or business interruption (use and occupancy) insurance against loss or damage by fire

                                       9.

with extended coverage in respect to said premises in an insurance company authorized to do business in Hawaii, in an amount equal to not less than one (1)
year's annual rent and real property taxes hereunder payable, in the joint names of and payable in the case of loss to Lessor, Lessee and any leasehold mortgagee, as their interests may appear, and Lessee will from time to time deposit promptly with Lessor current certificates of such insurance and upon request therefor true copies of such insurance policies. Lessee will at its own expense effect and maintain such other casualty insurance with respect to said premises or said rent as Lessor may from time to time require with due regard to prevailing prudent business practice as reasonably adequate for Lessor's protection.

          19.  INDEMNITY

          Lessee will indemnify and hold Lessor harmless from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said premises by Lessee or any other person under Lessee, or any accident or fire on said premises or any nuisance made or suffered thereon, or any failure by Lessee to keep said premises or any adjacent sidewalks in a safe condition, and will reimburse Lessor for all their costs and expenses including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property whatsoever on said premises at the sole risk of
Lessee and save Lessor harmless from any loss or damage thereto by any cause whatsoever.

          20.  EXPENSES OF LESSOR AND LESSEE

          Except as otherwise expressly provided in this lease, Lessee will pay to Lessor, within ten (10) days after the date of mailing or personal delivery of statements therefor, (a) all costs and expenses including reasonable attorneys' fees paid or incurred by Lessor but required to be paid by Lessee under any covenant herein contained or paid or incurred by Lessor in enforcing any of Lessee's covenants herein contained, in protecting itself (Lessor)
against any breach thereof, in remedying any breach thereof, in recovering possession of said premises or any part thereof, in collecting or causing to be paid any delinquent rent, taxes or other charges hereunder payable by Lessee, or in connection with any litigation (other than condemnation proceedings)
commenced by or against Lessee to which Lessor shall without fault be made a party, and (b) a reasonable fee for reviewing and processing any request by
Lessee for Lessor's consent or approval, which fee shall be a

                                       10.

flat-rate service charge as established by the policy of Lessor then in effect or a sum equal to all costs and expenses paid or incurred by Lessor, including without limitation reasonable fees of attorneys and other consultants retained by Lessor and the costs of Lessor's regular salaried staff in connection therewith, whichever is greater. All such costs, expenses and fees shall constitute additional rent and shall bear interest as provided in paragraph 6 hereof.

          Except as otherwise expressly provided in this lease, Lessor will pay to Lessee within ten (10) days after the date of mailing or personal delivery of statements therefor, all costs and expenses including reasonable attorneys' fees paid or incurred by Lessee but required to be paid by Lessor under any covenant herein contained or paid or incurred by Lessee in enforcing any of Lessor's covenants herein contained, in protecting itself (Lessee) against any breach thereof, in remedying any breach thereof, in collecting or causing to be paid any delinquent charges hereunder payable by Lessor, or in connection with any litigation (other than condemnation proceedings) commenced by or against Lessor to which Lessee shall without fault be made a party. All such costs and expenses shall bear interest at the same rate as provided in paragraph 6 hereof.

          21.  LIENS

          Lessee will not commit or suffer any act or neglect whereby said premises or any improvement thereon or the estate of Lessee therein shall at any time during said term become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except as herein expressly provided, and will indemnify and hold Lessor harmless from and against all loss, cost and expense with respect thereto. Lessee will not incur any cost or expense in excess of
$50,000 in respect of said premises, including without limitation contractors', materialmen's, architects' and engineers' charges, which, if unpaid, would give rise to a lien against said premises or any improvement thereon, or the estate of Lessee or Lessor therein, until Lessee has given to Lessor written evidence satisfactory to Lessor that Lessee has or is entitled to sufficient funds to pay such costs or expenses in full.

          22.  LIABILITY INSURANCE

          Lessee will at its own expense effect and maintain during the whole of said term comprehensive general liability insurance with respect to said premises, under policies naming Lessor as an additional insured in an insurance company authorized to do business in Hawaii with minimum limits of not

                                       11.

less than $3,000,000 or such higher limits as Lessor may from time to time establish, with due regard to prevailing prudent business practice as reasonably adequate for its protection, and will from time to time deposit with Lessor current certificates of such insurance and upon request therefor true copies of such insurance policies.

          23.  ASSIGNMENT

          Lessee will not without the prior written consent of Lessor, except as expressly provided in paragraph 25 hereof, assign or mortgage this lease, it being understood that Lessor will not consent to any assignment of this lease except by way of mortgage prior to completion of all buildings and other improvements hereinbefore required to be constructed, if any, nor to any such assignment by way of mortgage if the amount thereby secured exceeds the fair market value of this lease and all buildings and other improvements built on the land hereby demised or to be built and paid for with the proceeds of such mortgage; provided, however, that Lessor shall not require the payment of any moneys or other consideration for the giving of such consent other than a reasonable fee as hereinbefore provided in paragraph 20; provided, further, that if an assignment of this lease is part of a transaction which includes an assignment of the Resource Lease, the provisions of paragraph 20, entitled
"Assignment", of the Resource Lease shall be applicable to such an assignment of this lease and, for such purpose, the provisions of said paragraph 20 of the
Resource Lease are hereby incorporated herein by reference to the same force and effect as if the same had been set forth herein in full.

          If Lessee is a corporation, partnership or trust, the term
"assignment" herein shall include one or more sales or transfers by operation of law or otherwise by which an aggregate of more than 50% of the total capital stock of a corporate lessee or of the total partnership interests of a partnership lessee or of the total beneficial interests of a trust lessee shall become vested in one or more individuals, firms or corporations who or which are not stockholders, partners or beneficiaries thereof, either legally or equitably, as of the date of this lease or of Lessee's subsequent acquisition of this lease by assignment, it being understood that ownership of such capital stock, partnership interests and beneficial interests shall be determined in accordance with the principles enunciated in Section 544 of the Internal Revenue
Code of 1986; provided, however, that the foregoing definition shall not apply with respect to a corporate lessee whose capital stock is listed on a recognized stock exchange.

                                       12.

          24.  SUBLETTING

          Lessee will not without the prior written consent of Lessor rent, sublet or part with possession of said demised premises or any part thereof and, prior to granting such approval for subletting said premises only, Lessor shall have the right to review and approve the proposed subrent and to revise the rent herein reserved (which shall in no event be reduced) on the basis of such proposed subrent, the increase in the amount of rent hereunder payable on account of such subletting to be not less than one-half of the amount by which such subrent for land exceeds that portion of the rent herein reserved for the same rental period fairly allocable to the sublet land; provided, however, that
Lessee may without such consent and payment of additional rent sublet space in any buildings on said demised premises so long as the purpose of such sublease is not the avoidance of the provisions of this paragraph.

          25.  AIR AND OTHER RIGHTS

          Lessee will not at any time during said term sublet, assign, surrender or otherwise transfer any air rights or other rights whatsoever on, over, under or in respect to said land, other than easements for drains, sewers, water, electricity or other utilities with the approval in writing of Lessor.

          26.  PROTECTION OF MORTGAGEE

          (a) Lessee shall have the right at all times during the term hereof, with the consent of Lessor, which consent shall not be unreasonably withheld, to obtain bonafide loans (including through special purpose revenue bonds) from a recognized lending or financial institution (including insurance companies), the
Federal government, the State of Hawaii and/or the County of Hawaii, and to
secure such loans by encumbering the leasehold estate created by this lease by one or more mortgages, deeds of trust or other security instruments, including, without limitation, assignments of the rents, issues and profits from the Leased
Land or any portion thereof; provided, however, that the proceeds of such loans are to be used for the design, planning, purchase, construction, maintenance and operation of the power plant and other related equipment, personal property, fixtures and improvements necessary or desirable in the operation of a geothermal power plant.

          (b) As used herein, "Leasehold Mortgage" shall mean any permitted mortgage, deed of trust or other security

                                       13.

instrument, including, without limitation, an assignment of the rents, issues and profits from said premises, which constitutes a lien on all or any portion of the leasehold estate created by the lease. "Leasehold Lender" shall mean an owner and holder of a Leasehold Mortgage.

          (c) Lessor's obligations under this paragraph 26 to transmit notices to obtain consents from and accept performance by Leasehold Lender shall be subject to Lessor's receipt of written notice from Leasehold Lender setting forth its name and address and enclosing a copy of the Leasehold Mortgage recorded in its favor.

          (d) During the continuance of each and every Leasehold Mortgage and until such time as the lien of each and every Leasehold Mortgage has been extinguished:

               (1) Lessor shall not agree to any mutual termination nor accept any surrender or relinquishment of this lease, it being expressly acknowledged and agreed by Lessor that any such termination or purported termination or surrender shall be of no force and effect whatsoever in the absence of an express written consent thereto by Leasehold Lender under the
     Leasehold Mortgage then in existence, and Lessor shall not consent to any amendment or modification of this lease, without the prior written consent of Leasehold Lender.

               (2) Notwithstanding any default by Lessee in the performance or observance of any agreement, covenant or condition of this lease on the part of Lessee to be performed or observed, Lessor shall have no right to terminate this lease or exercise any other rights set forth herein or arising under applicable law in the context of a default by Lessee, unless an event of default shall have occurred and be continuing, Lessor shall have given Leasehold Lender written notice of such event of default certifying that the Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure period set forth in the lease, and Leasehold Lender shall have failed to remedy such default or acquire
     Lessee's leasehold estate created hereby or commence foreclosure or other appropriate proceedings in the nature thereof, all as set forth in, and within the time specified by, this paragraph 26.

               (3) Leasehold Lender shall have the right, but not the
     obligation, at any time prior to termination of this lease, to pay all of the rents due hereunder, to effect any insurance, to pay any taxes and assessments, to

                                       14.

     make any repairs and complete or install any improvements, to do any other act or thing required of Lessee hereunder, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions hereof to prevent termination of this lease. All payments so made and all things so done and performed by
     Leasehold Lender shall be as effective to prevent a termination of this lease as the same would have been if made, done and performed by Lessee instead of by Leasehold Lender.

               (4) Should any event of default under this lease occur, Leasehold
     Lender shall have sixty (60) days after receipt of notice from Lessor setting forth in particular the nature of such event of default and certifying that Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure period set forth in the lease, and, if the default is such that possession of said premises may be reasonably necessary to remedy the default, a reasonable time after the expiration of such sixty (60) day period within which to remedy such default, provided that (i) Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee under this lease within such sixty (60) day period and shall continue to pay currently such monetary obligations as and when the same are due and (ii) Leasehold
     Lender shall have acquired Lessee's leasehold estate created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof within such period, or prior thereto, and is diligently prosecuting any such proceedings. All right of Lessor to terminate this lease as a result of the occurrence of any such event of default shall be subject to, and conditioned upon, Lessor having first given Leasehold
     Lender written notice of such default and opportunity to cure after the expiration of Lessee's cure period, if any, contained in the lease, and
     Leasehold Lender having failed to remedy such event of default or acquire
     Lessee's leasehold estate created hereby or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in and within the time specified by this paragraph 26(d)(4).

               (5) Any event of default under this lease which in the nature thereof cannot be remedied by Leasehold Lender shall be deemed to be remedied if (i) within sixty (60) days after receiving written notice from
     Lessor (such notice to be given by Lessor after the expiration of Lessee's cure period, if any, contained in this lease) setting forth the nature of such event of

                                       15.

     default and certifying that Lessee has not cured or commenced to cure such default prior to expiration of the applicable cure periods pursuant to the lease, or prior thereto, Leasehold Lender shall have acquired Lessee's leasehold estate created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof, (ii) Leasehold Lender shall diligently prosecute any such proceedings to completion, and (iii)
     Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee hereunder which do not require possession of said premises within such sixty (60) day period and shall thereafter continue to faithfully perform all such monetary obligations which do not require possession of said premises, and (iv) after gaining possession of said premises, Leasehold Lender performs all other obligations of Lessee hereunder (excepting however the cure or remedy of such event or events of defaults which in the nature thereof cannot be remedied by Leasehold
     Lender) as and when the same are due.

               (6) If Leasehold Lender despite diligent and prudent efforts is prohibited by any process or injunction issued by any court or by reason of applicable law or any action by any court having jurisdiction of any bankruptcy, reorganization, receivership or insolvency proceeding involving
     Lessee from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, the times specified in paragraphs
     26(d)(4) or (5) above for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition;
     provided that Leasehold Lender shall have fully cured any default in the payment of any monetary obligations of Lessee under this lease and shall continue to pay currently such monetary obligations as and when the same fall due.

               (7) Lessor shall mail or deliver to Leasehold Lender a copy of any and all notices which Lessor may from time to time give to or serve upon Lessee pursuant to the provisions of this lease. No notice by Lessor to Lessee hereunder shall be deemed to have been given unless and until a copy thereof shall have been mailed or delivered to Leasehold Lender as herein set forth.

               (8) Notwithstanding anything to the contrary contained herein, foreclosure of a Leasehold Mortgage, or any sale thereunder, whether by judicial proceedings or by virtue of any power of sale contained in the
     Leasehold Mortgage, or any conveyance of the leasehold estate

                                       16.

     created hereby from Lessee to Leasehold Lender through, or in lieu of foreclosure or other appropriate proceedings in the nature thereof, shall not require the consent or approval of Lessor or constitute a breach of any provision of or a default under this lease, or entitle the Lessor to any additional compensation, rental or royalty, and upon such foreclosure, sale or conveyance Lessor shall recognize Leasehold Lender, or any other foreclosure sale purchaser or any other transferee in lieu of foreclosure
     (collectively "Purchaser"), as Lessee hereunder. If Leasehold Lender becomes Lessee under this lease or any new lease obtained pursuant to paragraph 26(d)(9) below, or if the leasehold estate hereunder is purchased by Leasehold Lender, Leasehold Lender shall be personally liable for the obligations of Lessee under this lease or such new lease only for the period of time that Leasehold Lender remains lessee thereunder, and
     Leasehold Lender's right to sell, transfer or assign this lease or such new lease shall not be subject to any restriction whatsoever. Notwithstanding the foregoing, in the event Leasehold Lender proposes to sell, transfer or assign this lease or such new lease, and should Lessor in such case reasonably believe in good faith that the Leasehold Lender's proposed purchaser or assignee is not sufficiently qualified, experienced or financially able to undertake the obligations and responsibilities of
     Lessee hereunder, then Lessor shall be entitled to propose, for the
     Leasehold Lender's consideration only, one or more alternative purchasers or assignees who (i) are as well or better qualified financially as Lessee was at the commencement of this lease, and (ii) have the technical expertise and experience as a geothermal developer to undertake the obligations and responsibilities of Lessor hereunder. Following such proposal by Lessor, the Leasehold Lender shall consider in good faith substituting such alternative purchasers or assignees in lieu of its proposed purchaser or assignee, provided, however, that the Leasehold
     Lender shall in no event be obligated to accept or otherwise substitute such alternative purchasers or assignees in lieu of its own or another proposed purchaser or assignee, and shall be allowed to complete any such sale, transfer or assignment without delay to any purchaser or assignee selected in the Leasehold Lender's sole and absolute discretion. If
     Leasehold Lender subsequently assigns or transfers its interest under this lease to a Purchaser after acquiring the same by foreclosure or deed in lieu of foreclosure or subsequently assigns or transfers its interest under any new lease obtained pursuant to paragraph 26(d)(9) below, and in connection with any such assignment or transfer Leasehold Lender takes back a

                                       17.

     mortgage or deed of trust encumbering such leasehold interest to secure a portion of the purchase price given to Leasehold Lender for such assignment or transfer, then such mortgage or deed of trust shall be considered a
     Leasehold Mortgage as contemplated under this paragraph 26 and Leasehold
     Lender shall be entitled to receive the benefit of and enforce the provisions of this paragraph 26 hereof and any other provisions of this lease intended for the benefit of the holder of a Leasehold Mortgage.

               (9) Should this lease be terminated by Lessee as a result of any rejection or termination by a trustee acting on behalf of Lessee or by action of Lessor, or as a result of any rejection or termination by a trustee acting on behalf of Lessor, or otherwise, including, without limitation, a rejection or termination of such grant of easements in any case or proceeding under the Bankruptcy Code or any successor statute thereto, any other bankruptcy or insolvency law, any law involving the appointment of a receiver, custodian or other official for such entity, any law for the winding up of corporations or other entities, and any law otherwise involving the liquidation or rehabilitation of entities for financial or other reasons (hereinafter referred to as a "Bankruptcy Case or Supervised Proceeding"), Lessor shall, within thirty (30) days after receipt by Lessor of written request by Leasehold Lender given within sixty
     (60) days after receipt by Leasehold Lender of notice of such termination, execute and deliver a new lease of said premises, to be prepared by
     Leasehold Lender and reviewed by Lessor and Lessor's counsel at Leasehold
     Lender's sole cost and expense, to Leasehold Lender or its nominee, purchaser, assignee or transferee, for the remainder of the term of this lease with the same agreements, covenants and conditions (except for any requirements which have been fulfilled by Lessee prior to termination) as are contained herein and with priority equal to that hereof to the extent such priority is within Lessor's control; provided, however, that Leasehold
     Lender shall promptly cure any defaults of Lessee susceptible to cure by
     Leasehold Lender within thirty (30) days following the execution and delivery of a new lease of the Leased Land pursuant to this paragraph
     26(d)(9).

               (10) Lessor and Lessee shall cooperate in including in this lease by suitable amendment or other instrument, from time to time, any provision which may be reasonably requested by Leasehold Lender for the purpose of implementing the mortgagee protection provisions contained in this lease and allowing Leasehold Lender

                                       18.

     reasonable means to protect or preserve the lien of the Leasehold Mortgage on the occurrence of a default under the terms of this lease or termination or rejection in any Bankruptcy Case or Supervised Proceeding.
     Lessor and Lessee each agree to execute, deliver and acknowledge any agreement necessary to effect any such amendment or other instrument;
     provided, however, that Lessor shall have no obligation to execute such amendment or other instrument which in any way affects the term hereof, or rent or royalties payable under this lease or otherwise in Lessor's reasonable opinion materially adversely affects any rights of Lessor under this lease.

               (11) There shall be no merger of this lease, of any interest in this lease, or of the leasehold estate created thereby with the fee estate in said premises or any other leasehold estate in said premises, for any reason including but not limited to a merger by reason of the fact that this lease or such interest therein or such estate may be directly or indirectly held by or for the account of any person who shall hold the fee estate in said premises or any other estate in said premises, nor shall there be such a merger by reason of the fact that all or any part of the estate created hereby may be conveyed or mortgaged in a Leasehold Mortgage to a Leasehold Lender who shall hold the fee estate in said premises or any other estate in said premises.

          27.  ARBITRATION

          In the event of a dispute or controversy between the parties concerning any provision of this lease, such dispute or controversy shall be submitted to arbitration pursuant to the following procedure:

          (a) Either party may demand arbitration by giving written notice of same to the other party.

          (b) In the event the parties can agree on the appointment of a single arbitrator within fifteen (15) days after the giving of the notice required by subparagraph (a) next above, then the dispute shall be determined by a single arbitrator.

          (c) In the event the parties hereto cannot mutually agree on a single arbitrator within the time period set forth in subparagraph (b) next above, the dispute shall be determined by three (3) arbitrators, and each party shall within thirty (30) days after the giving of the notice required by subparagraph
(a) next above, appoint its arbitrator and notify

                                       19.

the other party thereof, and if a party should fail to name an arbitrator within said 30-day period, then the other party may apply to a judge of the Circuit
Court of the First Circuit, State of Hawaii, requesting that such judge appoint a second arbitrator and the two arbitrators who have been so appointed shall appoint a third arbitrator and shall give notice of said appointment to the parties hereto; provided, however, if the two arbitrators appointed by the parties fail to appoint a third arbitrator within fifteen (15) days after the appointment of the second arbitrator, either party may apply to said judge requesting him to appoint a third arbitrator.

          (d) The parties shall have the right to use all of the methods of discovery set forth in the Hawaii Rules of Civil Procedure, as amended from time to time, and the arbitrator(s) shall have all the powers and authority of a
Circuit Court judge under said rules including, without limitation, the power to grant relief, make appropriate orders, assess costs and attorneys' fees, and the power to impose other sanctions against a party. Said rules on discovery, as amended from time to time, are hereby incorporated in this lease. In addition, the arbitrator(s) shall have the power to shorten time periods so as to expedite the arbitration proceedings.

          (e) The arbitration proceedings shall be heard in Honolulu, Hawaii.
The arbitration hearings shall be concluded within thirty (30) days of the appointment of the single arbitrator or of the appointment of the third arbitrator, unless otherwise ordered by the arbitrator(s), and the award thereon shall be made within thirty (30) days after the close of the submission of evidence.

          (f) The fees of a single arbitrator shall be borne equally by the parties. In the event of three arbitrators, each party shall pay the fees of the arbitrator appointed by it and the fees of the third arbitrator shall be borne equally by the parties. All other costs and expenses incurred by the arbitrators shall be borne equally by the parties. Except for the foregoing, each party shall bear its own arbitration costs and expenses.

          (g) The award may include costs and attorney's fees to the prevailing party. Subject to Chapter 658, Hawaii Revised Statutes, the award rendered by the single arbitrator or by a majority of the arbitrators, as the case shall be, shall be final and binding on all parties to the proceedings and judgment on such award may be entered by either party in the Circuit Court of the First
Circuit, State of Hawaii.

                                       20.

          (h) The parties agree that the provisions hereof shall be a complete defense to any suit, action or proceeding instituted in any court or before any administrative tribunal with respect to any dispute or controversy within the scope of the provisions of this paragraph.

          (i) Nothing herein contained shall be deemed to give the arbitrators any authority, power or right to alter, change, amend or modify any of the provisions of this lease and agreement, except as to the specific issues and matters that may be altered, changed, amended or modified by arbitration pursuant to the provisions of this lease.

          28.  ARCHAEOLOGICAL STUDIES

          Except insofar as the same shall have been performed under the
Resource Lease, Lessee will cause to be performed at its expense, prior to commencement of any work on said demised premises, archaeological studies by the
Bishop Museum Staff, and will set aside and not disturb all sites determined to have significant archaeological value. Lessor hereby excepts and reserves from this demise all objects of historical interest and all antiquities including all specimens of Hawaiian or other ancient art or handicraft which may be on said demised premises. Lessee will, forthwith after the finding or discovery of same, deliver up to Lessor all such objects and antiquities.

          29.  CONDUCT OF OPERATIONS

          (a) Lessee will conduct its operations in a manner that will not unreasonably interfere with the enjoyment of the Leased Land by persons residing thereon, or of adjacent land owners. Noise levels occurring in Lessee's normal operations will not exceed those established by appropriate governmental authority, Lessee using due diligence to comply therewith.

          (b) Lessee shall take such steps at Lessee's own expense as are reasonably necessary to insure that its roads and other operation areas will be kept as dust free as is reasonably practicable and in any event so that dust will not decrease the market value of adjacent growing crops.

          (c) Lessee agrees to fence all sump holes and excavations and all other improvements, works, or structures which might unreasonably interfere with or be detrimental to the activities of Lessor or its tenants, and to build sumps and to take all reasonable measures to prevent pollution of surface or subsurface waters on or in the Leased Land.

                                       21.

          (d) If a buffer zone has been included within said premises and despite the setting aside of such buffer zone and in the course of Lessee's activities on said premises it becomes necessary for Lessors' tenants to apply agricultural chemicals on adjacent lands which are toxic in nature or the use of which is restricted but necessary for the continued production of crops in connection with Lessors' tenants' farming activities on such adjacent lands, and
Lessor's tenants, its agents or independent contractors are unable to make a required application of agricultural chemicals because of Lessee's presence, or because of the presence of Lessee's personnel, then notice shall be given to
Lessee's supervisory personnel in the field as soon as it is reasonably possible to do so, including in such notice the approximate time when and the place where such application will be made, and Lessee will cooperate with Lessor's tenants in scheduling their respective activities in order to permit such application to be made.

          (e) In the event any buildings or personal property shall be destroyed or required to be removed or crops shall be damaged or destroyed because of
Lessee's operations on said premises, then Lessee shall be liable for all damages occasioned thereby. Lessee in its operations on said premises shall at all times have due and proper regard for the rights and convenience, and the health, welfare and safety of Lessor and all of tenants and persons lawfully occupying the Leased Land.

          (f) Lessee will use existing roads where such are available and practical for its operations. All roads, bridges and culverts used by Lessee will be maintained by it and roads surfaced or treated in a manner that will prevent dust from unreasonably interfering with agricultural or residential use of the Leased Land. Lessee shall be responsible for the reasonable maintenance of the roads and reasonable repair of damages caused to roads used by Lessee.
Lessor and its licensees shall have reasonable use of roads constructed by
Lessee but shall be responsible for the reasonable repair of any unusual damage caused to such roads by their use. In constructing roads, Lessee shall install necessary culverts or bridges so as not to interfere with the irrigation or drainage of the Leased Land.

          30.  NONWAIVER

          The use of paragraph headings in this lease is for the purpose of convenience and the same may be disregarded in the construction of this lease.
Time is hereby expressly declared to be of the essence of this lease and of each and every provision hereof. The waiver by Lessor of any breach by

                                       22.

Lessee of any provision hereof shall not be deemed a waiver of such provision or a waiver of any other prior or subsequent breach thereof or a waiver of any breach of any other provision of this lease. Neither the acceptance of rent after notice or knowledge of a breach of any provision hereof nor any other action of Lessor hereunder, except an express waiver in writing, shall be deemed a waiver by Lessors of any breach of any provision hereof by Lessee.

          31.  FORCE MAJEURE

          Any obligation of Lessee hereunder shall be suspended, while Lessee is prevented from complying therewith, in whole or in some material part, by a situation or condition beyond the control of Lessee (including but not limited to acts of God, strikes, lockouts, riots, inability to secure labor or materials in the open market, action of the elements, earthquakes, volcanic eruptions, laws, rules or regulations of any Federal, State, Municipal or other governmental agency, authority or representative having jurisdiction, litigation or administrative proceedings) which occurs and continues to exist despite
Lessee's timely, diligent and good faith efforts to rectify such situation or condition. If Lessee is prevented from performing an obligation under this lease by reason of force majeure and by reason thereof Lessee is unable to perform some obligation which is a pre-requisite to or condition of the continuance of the term of this grant of easements, then the term shall be likewise extended, but not beyond the term provided in paragraph 3 of the Resource Lease and, if applicable, the State Lease. To qualify for a suspension of such obligation,
Lessee must notify Lessor within ninety (90) days after the occurrence of the condition of force majeure to the extent it is known or should have been known to a reasonable person and must give Lessor the full particulars of the delay or failure to act on the part of Lessee that is caused by reasons of force majeure.
In addition, Lessee must take diligent, affirmative action to remedy the delay or failure to act with all reasonable dispatch, but shall not be required to settle any labor disputes upon terms which Lessee shall find unacceptable, and within thirty (30) days of the day that the aforementioned situation or condition is cured, Lessee shall give Lessor written notice of such curative action. Notwithstanding the foregoing, Lessee will comply with the provisions;
of this lease which Lessee is not prevented from performing including but not limited to the payment of annual rent (as the same may be reduced as provided in paragraph 32 hereof) provided for in this lease.

                                       23.

          32.  DESTRUCTION OF FACILITIES

          If at any time or times during said term, the equipment, buildings or other improvements on the demised premises are so damaged or the level of use of
Leased Substances ceases or is diminished by reason of lava flows, volcanic disturbances, eruptions, or seismic actions so as to interrupt the level of use of Leased Substances, the annual rent payable hereunder shall be reduced
(calculated to the nearest dollar) in the proportion which the sustained level of use after such event bears to the sustained level of use before such event.
Such proportion shall be determined by mutual agreement of the parties hereto or, in the event the parties hereto shall fail to reach agreement within sixty
(60) days after such event, the matter shall be determined by arbitration as provided in paragraph 27 hereof. As the level of use of Leased Substances increases, the annual rent shall be proportionately increased until such rent reaches the level which would otherwise be payable but for such interruption.

          33.  SAVINGS CLAUSE

          In the event any part or portion or provision of this lease shall be found or declared to be null, void or unenforceable for any reason whatsoever by any court of competent jurisdiction or any governmental agency having authority thereover (and such determination shall be upheld on appeal, if an appeal is sought), then and in such event only such part, portion or provision shall be affected thereby, and such finding, ruling or decision shall not in any way affect the remainder of this lease or any of the other terms or conditions hereof, which said remaining terms and conditions shall remain binding, valid and subsisting and in full force and effect between the parties hereto, it being specifically understood and agreed that the provisions hereof are severable for the purposes of the provisions of this paragraph.

          34.  NOTICE

          All notices, demands, requests, consents, directions and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) upon receipt, (ii) when transmitted by telex to the number specified below and the proper answerback is received, or (iii) five
(5) Banking Days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to the respective party, as the case may be, at the following address, or such other address as any party may from

                                       24.

time to time designate by written notice to the others as herein required. The telecopy (facsimile) numbers provided below are for convenience of the parties only. Transmission by telecopy shall constitute provision of notice under this lease only if receipt thereof is acknowledged by the recipient.

          A "Banking Day" is defined as one day that is not a Saturday, Sunday or a local holiday in the State of Hawaii or a day on which banking institutions chartered by the State of Hawaii or the United States and located in the State of Hawaii are legally required or authorized to close.

     If to Lessor:      Kapoho Land Partnership
                        P. O. Box 374
                        Hilo, Hawaii 96720

     with a copy to:    Albert Lono Lyman
                        P. O. Box 3896
                        Hilo, Hawaii 96812

     If to Lessee:      Puna Geothermal Venture
                        101 Aupuni Street
                        Suite 1014-B
                        Hilo, Hawaii 96720

                        Attention: Regional Development
                        Manager
                        Telecopy: (808) 961-3531

     with copies to:    Ormat Energy Systems, Inc.
                        610 East Glendale Avenue
                        Sparks, Nevada 89431-5811

                        Attention: President
                        Telecopy: (702) 356-9125

                        Perkins Coie
                        1201 Third Avenue
                        4th Floor
                        Seattle, Washington 98101-3099
                        Attention: Robert E. Giles, Esq.
                        Telecopy: (206) 583-8500

          Anything in this lease to the contrary notwithstanding, since Lessee is by the terms hereof obligated to perform in Lessor's behalf all of Lessor's obligations under the State Lease and since Lessee has no direct contractual relationship with the State, Lessor hereby covenants and agrees that it will promptly provide to Lessee a copy of any written notice or other written communication received from the State.

                                       25.

which relates to the obligations under the State Lease and, until and unless the
State formally substitutes Lessee hereunder for Lessor, in so far as notices are concerned under the State Lease, Lessor will hold Lessee harmless from any damages Lessee may suffer by reason of Lessor's failure to so provide Lessee with a copy of any notice from the State within sufficient time to allow Lessee to take such action as is required by such notice. Lessee agrees promptly to provide Lessor with a copy of any such written notice or other written communication which it receives directly from the State under the State Lease and will hold Lessor harmless from any damages Lessor may suffer by reason of
Lessee's failure to so provide Lessor with a copy of any such notice or communication from the State within sufficient time to allow Lessor to take such action as is required by such notice.

          35.  APPLICABLE LAW

          This lease shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Hawaii.

          36.  CONDEMNATION

               (a) Lessee Notice, Etc. In case of a transfer of all or any part of the demised premises or any leasehold or other interest therein or right accruing thereto, as the result of condemnation or eminent domain
     ("Taking") or the commencement of any proceedings or negotiations which might result in such Taking, Lessee will promptly give written notice thereof to Lessor generally describing the nature and extent of such Taking or the nature of such proceedings and negotiations and the nature and extent of the Taking which might result therefrom, as the case may be.
     Lessor and Lessee may thereafter each file and prosecute their respective claims for an award in the appropriate court having jurisdiction over such matter.

               (b) Total Taking. In case of a Taking of the total interests of
     Lessor and Lessee under this lease, this lease shall terminate as of the date that title vests in the condemning authority or the date that the condemning authority is entitled to possession of the interests of Lessor and Lessee, under the lease, whichever first occurs (the "Date of Taking").
     In case of a Taking of such a substantial part of the interests of Lessor and Lessee, under the lease as shall result in the remaining interests of
     Lessee being unsuitable for Lessee's use as contemplated in this lease, as determined by the parties,

                                       26.

     or if the parties are unable to agree, as determined by arbitration, this lease shall terminate as of the Date of Taking. Any Taking of the interests of Lessor and Lessee of the character referred to in this paragraph 36(b)
     is referred to as a "Total Taking."

               (c) Partial Taking. In case of a Taking of the interests of
     Lessor and Lessee, other than a Total Taking or "Temporary Taking" (as hereinafter defined) (a "Partial Taking"), this lease shall remain in full force and effect as to the portion of such respective interests remaining immediately after such Taking, without any abatement or reduction of rent, or any other sum payable hereunder, except as provided in paragraph 36(e).
     Any Taking of such interest for temporary use, i.e. other than a Total
     Taking or a Partial Taking, shall be referred to as a "Temporary Taking."

               (d) Application of Awards and Other Payments. Awards and other payments on account of a Taking ("Awards and Payments") shall be applied as follows:

               (1) Awards and Payments received on account of a Partial Taking or a Total Taking shall be allocated between Lessor and Lessee as follows:

                    (i) To Lessee and Lessor all compensation and damages
          payable for or on account of any improvements erected on the demised premises by Lessee during said term, divided between Lessor and Lessee as of the date when Lessee loses the right to possession thereof according to the ratio that the then expired and unexpired portions respectively of said term (which for this purpose shall be deemed to be sixty-five (65) years), after the date of original completion of such improvements, bear to the sum of such portions; provided, however, Lessee shall be entitled to all compensation and damages payable on account of such improvements to the extent required to pay off and discharge any Leasehold Mortgage consented to by Lessor.

                    (ii) To Lessee, such other damages as Lessee is able to
          establish, including but not limited to damages to its ongoing business and associated contractual rights created with respect thereto as determined by the appropriate court having jurisdiction over such matter.

                                       27.

                    (iii) To Lessor, all compensation and damages payable for or on account of the land, and buildings, structures, lines or other improvements erected by Lessor, and such other damages as Lessor may be able to establish, including but not limited to severance damages and damages to its ongoing business and contractual rights created with respect thereto, as determined by the appropriate court having jurisdiction over such matter; and

                    (iv) Lessor and Lessee agree to request that the condemning authority specify the amount to be awarded to Lessor and Lessee, respectively.

               (2) In the event of a Temporary Taking, this lease shall not terminate nor shall Lessee be excused from full performance of its covenants for the payment of money or any other obligations hereunder capable of performance by Lessee, but in such case Lessee or those claiming under Lessee may claim and recover from the condemning authority any and all Awards and Payments made with respect thereto; provided that, if any portion of any such award or payment is made by reason of any damage, destruction or diminution of the property interests of Lessor and Lessee, respectively, of and/or covered by the lease, such portion shall be held and applied as provided in paragraph 36(d)(l).

               (e) Reduction of Rent. In the event of a Partial Taking, each installment of rent commencing with the first rent payment date following the Date of Taking shall be reduced by an amount representing the product of the number of acres taken multiplied by the current rent payable per acre.

          37.  SURRENDER

          At the end of said term or other sooner determination of this lease
Lessee will peaceably deliver up to Lessor possession of the premises hereby demised and, except as otherwise expressly provided herein, will at its own expense raze and remove from said demised premises all improvements then standing thereon, and Lessee shall repair promptly to Lessor's satisfaction all damage caused by such removal; provided, however, that if this lease is terminated by Lessor for breach of covenant by Lessee or if Lessor so requires
Lessee in writing within sixty (60) days after the expiration of said term,
Lessee will peaceably deliver up to Lessor said demised premises, together with all buildings and other improvements upon or belonging to the same, by whomsoever made,

                                       28.

in good and safe repair, order and condition except as otherwise expressly provided in paragraph 11 hereof; provided, further, that if not then in default hereunder Lessee may thereupon remove any equipment and trade fixtures installed on said premises during said term but shall repair promptly to Lessors'
satisfaction all damage caused by such removal. The foregoing covenant of Lessee shall survive the expiration of this lease.

          38.  NO TRANSFER OF RESOURCE

          In the event of the assignment or other transfer of this lease to any party other than lessee under the Resource Lease, the assignee shall not acquire any interest in the Leased Substances, or other rights under the Resource Lease.

          39.  DEFAULT AND DEFEASANCE

          This demise is upon the express condition that if Lessee shall fail to pay said rent or any part thereof within fifteen (15) days after written notice to Lessee, or shall fail to begin to remedy the violation or breach of any of its other covenants or agreements herein within sixty (60) days after written notice thereof given by Lessor to Lessee and/or fail to complete the same in diligent and workmanlike manner, or shall abandon said premises, or if this lease or any estate or interest of Lessee hereunder shall be sold under any attachment or execution, Lessor may at once re-enter said premises or any part thereof in the name of the whole and, upon or without such entry, at its option terminate this lease, without further service of notice or legal process and without prejudice to any other remedy or right of action for arrears of rent or for any preceding or other breach of contract. If this lease is recorded in the
Hawaii Bureau of Conveyances or filed in the Office of the Assistant Registrar of the Land Court of Hawaii, such termination may but need not necessarily be made effective by recording or filing in such place an affidavit thereof by
Lessor or a judgment thereof by a court of competent jurisdiction. If Lessee shall fail to observe or perform any of its covenants herein contained, Lessor at any time thereafter may, but shall not be obligated to, observe or perform such covenant for the account and at the expense of Lessee, and all costs and expenses incurred by Lessor in observing and performing such covenant shall constitute additional rent and shall bear interest as provided in paragraph 6 hereof.

          40.  AMENDMENTS; FURTHER DOCUMENTS

                                       29.

          Neither this lease nor any of its terms may be amended, waived or altered in any way except by a formal written agreement executed by both Lessor and Lessee.

          Lessor and Lessee agree to promptly execute and deliver such other documents, certificates, agreements or other written instruments as may be necessary or deemed useful by either party to evidence the agreements contained herein or to carry out the provisions hereof.

          If either party is required or desires to place this lease on the public record and desires to use for such purpose a short form of lease which shall be in form sufficient to convey public notice of this lease but shall not contain any of the details and economics herein contained, the parties shall promptly execute and deliver such short form of lease.

          The party making any such request shall prepare such instrument and shall bear the cost therefor and, if desired, for placing the same on the public record, but each of the parties shall otherwise bear their own costs for processing the same.

          41.  JOINT AND SEVERAL LIABILITY

          If more than one person or entity signs this lease, the liability of such persons shall be joint and several.

          42.  DEFINITIONS

          (a) The term "premises" herein shall be deemed or taken to include
(except where such meaning would be clearly repugnant to the context) all structures, facilities and other improvements now or at any time hereafter erected or placed on the land hereby demised.

          (b) The term "Lessor" herein or any pronoun used in place thereof shall mean and include Lessor, its successors and assigns.

          (c) The term "Lessee" herein or any pronoun used in place thereof shall mean and include the masculine or feminine, the singular or plural number, and jointly and severally individuals, firms or corporations, and their and each of their respective heirs, successors, personal representatives and permitted assigns, according to the context hereof.

          (d) The term "Resource Lease" herein shall mean and refer to that certain unrecorded Lease and Agreement dated March 1, 1981, by and between
Kapoho Land Partnership, as

                                       30.

lessor, and Dillingham Corporation and Thermal Power Company, as lessee, a short form of which was recorded in the Bureau of Conveyances of the State of Hawaii in Liber 16267, page 466, which, by Assignment of Lease and Agreement, made effective May 3, 1982, and recorded in said Bureau in Liber 17122, Page 70, was assigned to Lessee, the consent of Lessor thereto being given by letter consent, dated March 10, 1983, as the Resource Lease may be further amended from time to time.

          (e) The term "State Lease" herein shall mean that certain unrecorded
Geothermal Resources Mining Lease No. R-2, dated February 20, 1981, by the State of Hawaii, as lessor, and Lessor, as lessee, which is referenced in paragraph 1 of the Resource Lease.

          (f) The term "Leased Land" herein shall mean all of that certain land described in paragraph 2 and in Exhibit "A" of the Resource Lease.

          (g) Except as herein otherwise defined, all other terms common to this lease and the Resource Lease shall have the same meaning as such terms are used and defined in the  Resource Lease.

          (h) This lease, although separate from the Resource Lease, is an integral part of Lessee's operations under the Resource Lease and all of the provisions, terms and conditions herein contained shall be so construed and enforced. In case of conflict between this lease and the Resource Lease, the latter will control.

          (i) Whenever this lease requires the consent or approval of either
Lessor or Lessee, such consent or approval not be unreasonably or arbitrarily withheld.

                                       31.

          IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                     LESSOR:

                                     KAPOHO LAND PARTNERSHIP, a Hawaii limited
                                     partnership

                                     By: KAPOHO MANAGEMENT CO., INC., a Hawaii
                                         corporation,
                                         Its General Partner

                                         By: /s/ Illegible
                                             -----------------------------------
                                             Its: Chairman

                                         By: /s/ Illegible
                                             -----------------------------------
                                             Its: President

                                         By: /s/ Illegible
                                             -----------------------------------
                                             Its: Vice President

                                     LESSEE:

                                     PUNA GEOTHERMAL VENTURE,
                                     a Hawaii general partnership

                                     By: AMOR VIII Corporation, a Delaware
                                         corporation, general partner

                                         By: /s/ Illegible
                                             -----------------------------------
                                             Its: Assistant Secretary

                                     By: AMOR VI Corporation, a Delaware
                                         corporation, general partner

                                         By: /s/ Illegible
                                             -----------------------------------
                                             Its: Assistant Secretary

                                       32.

GRANT OF EASEMENTS

NO.                                     TAX MAP KEY:
   -------------------                              ------------------

                       DELIVERY SYSTEM GRANT OF EASEMENTS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                  EXHIBIT E-1

NO.                                     TAX MAP KEY:
   -------------------                              ------------------

                       DELIVERY SYSTEM GRANT OF EASEMENTS

          THIS GRANT OF EASEMENTS, made this 9th day of July, 1990, by and between KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership, whose business and post office address is P. O. Box 374, Hilo, Hawaii 96720 ("Grantor"), and
PUNA GEOTHERMAL VENTURE, a Hawaii general partnership, whose business and post office address is 101 Aupuni Street, Suite 1014-B, Hilo, Hawaii 96720
("Lessee");

          WHEREAS, Grantor, as lessor therein, and Dillingham Corporation, a
Hawaii corporation, and Thermal Power Company, a California corporation, collectively as lessee therein, had previously entered into that certain Lease and Agreement dated March 1, 1981, a short form of which was recorded in the
Bureau of Conveyances of the State of Hawaii ("Bureau") in Liber 16267, Page 466
("Resource Lease"), which provides for the development of the Leased Substances
(as defined in the Resource Lease) from and under the land situate in Kapoho,
District of Puna, Island, County and State of Hawaii and described in and covered by the Resource Lease (said land being hereinafter called the "Leased
Land"); and

          WHEREAS, the Resource Lease is a lease of the geothermal resource rights in the Leased Land and a sublease of the surface leased to Grantor as lessor under that certain Surface Lease, dated February 18, 1981, a Short Form of which, dated July 9, 1990, was recorded in the Bureau as Document No.
________________, which sublease was assigned to Lessee as of May 3, 1982 (as hereinafter referred to); and

          WHEREAS, the Resource Lease is also a sublease of geothermal resource rights claimed by the State of Hawaii and leased to Grantor as lessee under that certain Geothermal Resources Mining Lease No. R-2, dated February 20, 1981, a
Short Form of which, dated July 9, 1990, was recorded in the Bureau as Document
No. ________________, entered into by the State of Hawaii, as lessor therein, and Grantor, as lessee therein, which sublease, was assigned to Grantee as
Lessee as of May 3, 1982 (as hereinafter referred to); and

          WHEREAS, pursuant to that certain Assignment of Lease and Agreement, made effective May 3, 1982, and recorded in said Bureau in Liber 17122, Page
70, Dillingham Corporation and Thermal Power Company assigned all of their right, title and Interest in the Resource Lease to Lessee (then consisting of
Dillingham Geothermal, Inc., Thermal Power Company and Amfac Energy, Inc.),
consent thereto by Grantor being granted by letter consent dated March 10, 1983;
and

          WHEREAS, the Resource Lease has been amended by that certain
Amendment of Lease, dated July 9, 1990, a short form of which was recorded in the Bureau as Document No. ___________________; and

          WHEREAS, the Resource Lease provides that a ground lease shall be made by Grantor to Lessee whenever a portion of the Leased Land is desired for use by
Lessee as a part of its Delivery System, or is adversely affected or rendered substantially unusable by operations of Grantee under the Resource Lease; and

          WHEREAS, Grantor and Grantee have determined to use a grant of easements, in lieu of a ground lease, for the Grantee's Delivery System, and have agreed that for this purpose the references in the Resource Lease to a
"ground lease" for the Delivery System shall be deemed to refer to a "grant of easements" therefor; and

          WHEREAS, such grant of easements shall be a part of and supplemental to the Resource Lease, and Grantor and Grantee have agreed to enter into this grant of easements, hereinafter called the "grant of easements" or "easements", pursuant to the provisions of the Resource Lease and in particular of paragraph
8(p)(l)(c)(i) thereof.

                                       1a.

          NOW, THEREFORE, this indenture WITNESSETH:

          1.   GRANT AND TERM

          Grantor hereby grants and rents, and Grantee hereby accepts and rents, those certain easements and rights of way, all of which are appurtenant to and for the benefit of the geothermal electrical generating facility and related improvements ancillary thereto, over, across, on and under the Leased Land more particularly described in Exhibit A and shown on Exhibit B attached hereto and made parts hereof, hereinafter called the "Easement Area", which rights are specifically granted pursuant to the Resource Lease, subject to the reservations and rights of Grantor set forth in the Resource Lease and reserving the right to obtain rights of way and easements for the use of Grantor and its licensees which do not unreasonably interfere with Grantee's use of the Easement Area, and further grants, the rights to request from time to time, further and other easement dedications for additional development pursuant to the Resource Lease.

          TO HAVE AND TO HOLD the same, together with the rights, privileges and appurtenances thereunto belonging or appertaining, unto Grantee for the term commencing as of and from the date of this grant of easements and continuing thereafter for so long as the Easement Area shall be used, or shall be required for the purposes set forth in paragraph 8 of this grant of easements; subject, however, to extension or earlier termination as hereinafter provided, but in no event beyond the term provided in paragraph 3 of the Resource Lease; and
subject, further, to the covenants, conditions, rights, rights-of-way, easements and encumbrances now of record, and to unrecorded easements which have been acquired by prescription, right-of-entry, custom and usage or otherwise for public utilities, roads, highways, such reservation in favor of the State of
Hawaii of mineral and metallic mines as there may be, and any claims based on native rights including roads and trails.

          Grantor hereby covenants with Grantee that upon payment by Grantee of the rent herein reserved and upon observance and performance of the covenants by
Grantee hereinafter contained, Grantee shall peaceably hold and enjoy the easements and Easement Area for the term hereby demised without hindrance or interruption by Grantor or any other person or persons lawfully claiming by, through or under Grantor except as herein expressly provided.

          2.   ANNUAL, RENT

          Grantee shall yield up and pay to Grantor for each and every year during the continuance of this grant of easements, net over and above all taxes, assessments and other charges hereunder payable by Grantee, and in addition to the

                                       2.

rents, royalties and other charges payable under the Resource Lease, annual rent as follows:

          A. $21,439.05 per annum for and during the first five (5) years of said term in accordance with the schedule of rents attached as Exhibit C hereto;

          B. For each successive five-year period of said term, such annual rent as shall be determined by written agreement of Grantor and Grantee or, if they fail to reach such agreement at least ninety (90) days before the commencement of such period, the rent will be determined in accordance with paragraphs
8(p)(l)(c)(i) and 8(p)(l)(d) of the Resource Lease. With respect to portions of the Easement Area occupied by Grantee not used for the purposes described in paragraph 8(p)(l)(c)(i) of the Resource Lease, the rent will be determined in accordance with paragraph 8(p)(l)(c)(ii) and 8(p)(l)(d) of the Resource Lease.
In no event shall the annual rent as so determined be less than the annual rent for the last grant of easements year preceding such period.

          C. All such annual rent shall be payable annually in advance the first such payment shall be made on or before the execution and delivery hereof and each subsequent payment shall be made on or before the next anniversary date.

          3.   RENT

          Grantee will pay said rent in lawful money of the United States of America at the times and in the manner aforesaid, without any notice or demand, at the office of Grantor in Hilo, Hawaii.

          4.   TAXES AND ASSESSMENTS

          Grantee will also pay to Grantor as additional rent, at least ten (10)
days before the same become delinquent, all real property and other ad valorem taxes and assessments of every description to which the Easement Area or any part thereof or improvement of Grantee thereon, or Grantor or

                                       3.

Grantee in respect thereof, are now or may during said term be assessed or become liable, whether assessed to or payable by Grantor or Grantee; provided, however, that with respect to any assessment made under any betterment or improvement law which may be payable in installments, Grantee shall be required to pay only such installments of principal together with interest on unpaid balances thereof as shall become due and payable during said term, and that such taxes shall be prorated as of the dates of commencement and expiration respectively of said term. If at any time during said term there shall be assessed against the easements and/or the Easement Area or any part thereof or any improvement of Grantee thereon or any rents hereunder payable to Grantor therefor or against Grantor in respect thereof any new taxes (other than federal or state net income taxes or any other taxes existing at the commencement of said term) which are in substitution for real property taxes or are in lieu of increases thereof, Grantee will also pay to Grantor as additional rent, at least ten (10) days before the same become delinquent, all such new taxes. Anything in this paragraph 4 of the contrary notwithstanding, any payment of such taxes and assessments made under the Resource Lease shall be deemed to be a payment under this grant of easements, to the extent that such payment would duplicate a payment otherwise due under the grant of easements. Grantee will also pay all conveyance taxes imposed by the State of Hawaii in respect to this grant of easements.

          5.   ADDITIONAL RENT

          Grantee will also pay to Grantor, as additional rent and within ten
(10) days after the date of mailing or personal delivery of statements therefor, all costs and expenses paid or incurred by Grantor and required to be paid by
Grantee under any provision hereof. If Grantee shall become delinquent in the payment of any annual rent, additional rent (which does not constitute interest), or other payments required hereunder to be made by Grantee to
Grantor, Grantee will also pay to Grantor as additional rent interest thereon from the respective due dates thereof until fully paid at the rate of 12% per year or such higher rate as shall equal the maximum rate of interest then allowed by law.

          6.   GENERAL EXCISE TAX

          Grantee will pay to Grantor as additional rent, at the time and together with each payment of annual rent, additional rent, or other charge required hereunder to be made by Grantee to Grantor, an amount equal to the amount, if any, payable by Grantor pursuant to the Hawaii General Excise Tax Law or any successor or substitute law based on gross income

                                       4.

actually or constructively received by Grantor under or in connection with this grant of easements, including, without limiting the generality of the foregoing, payment of any amount constructively received (to the extent so taxed) by reason of payment by Grantee to others of property taxes, insurance premiums, or any other rents, charges or costs required to be paid by Grantee hereunder. Anything in this paragraph 6 to the contrary notwithstanding, any such payment made under the Resource Lease shall be deemed to be a payment of the same under this grant of easements, to the extent that such payment would duplicate a payment otherwise due under the grant of easements.

          7.   RATES AND OTHER CHARGES

          Grantee will pay directly before the same become delinquent all utility charges, water and sewer rates, garbage rates and other charges and outgoings of every description to which the easements and/or the Easement Area or any part thereof or improvement of Grantee thereon, or Grantor or Grantee in respect thereof, may during said term be assessed or become liable, whether assessed to or payable by Grantor or Grantee.

          8.   USE

          Grantee will use the Easement Area to explore for (by such methods as
Grantee may desire which are not inconsistent with the terms and conditions of the Resource Lease and this grant of easements), drill for, produce, extract, take, remove, deliver, use and sell Hot Water, Steam and Thermal Energy and
Extractable Minerals ("Leased Substances") from and under the Leased Land, and to deliver Leased Substances to any electrical power generating plant and to transmit electricity generated therefrom, and to inject or reinject fluids from any source for the purposes of production, reservoir maintenance, subsidence prevention, and similar operations requirements all on the Easement Area or from and under the Leased Land, including the construction, use and maintenance on the Easement Area, ingress and egress to and from the improvements located thereon, and the removal therefrom of structures, facilities, installations, roads, ponds, sumps, water wells, pipelines, utility lines, power and transmission lines, and ditches. Grantee will, within the first twelve (12)
months of said term, commence to use the Easement Area or portions thereof for the purposes set forth above, and will thereafter diligently complete the work or use therein set forth; provided, however, that if this grant of easements was granted because a portion of the Leased Land was adversely affected or rendered unusable by operations of Grantee, Grantee need not commence any work thereon except as

                                       5.

it shall deem necessary to cure the adverse effect or to restore that portion of the Easement Area to usable condition.

          9.   WELLS

          (a) No well shall be drilled within five hundred (500) feet of any residence or building on the Leased Land or adjacent lands without first obtaining the consent of Grantor, its tenants and any adjacent land owners who may be affected.

          (b) In any well drilled by Grantee hereunder sufficient casing shall be set and cemented so as to seal off surface and subsurface waters, any of which would be harmful to agricultural operations.

          (c) To the extent such matters are within the control of Grantee, no
Leased Substances which may be produced from any well drilled upon the Easement
Area shall be blown, flowed, or allowed to escape into the open air or on the ground in such a manner as to create a nuisance, in which event Grantee will utilize Best Available Control Technology (BACT) to eliminate or alleviate the cause thereof and will further comply with any corrective court orders applicable thereto, which shall specifically include but not be limited to noise, air or other pollution, and other activities which unreasonably disturb those who occupy adjacent land or Grantor's use of the Leased Land. Subject to the foregoing, Grantee may bleed Leased Substances to the atmosphere from wells drilled upon the Easement Area and Grantee, during drilling and testing operations hereunder, may blow Leased Substances, air and cuttings to the atmosphere so long as such operations are lawfully and prudently conducted in accordance with good geothermal drilling and production practices and are not otherwise violative of the provisions of this grant of easements.

          (d) Unless governmental approval therefor has been denied or technological considerations will not permit, preference will be given to drilling wells directionally in order to minimize the number of drill sites required, provided, however, that nothing herein contained shall be construed to require Grantee to drill any well directionally where the cost thereof would exceed one hundred twenty percent (120%) of the cost of a vertically drilled well. Well sites and facility sites will be shaped and located to the extent reasonably practicable to interfere as little as possible with Grantor's or its tenants' operations including the spacing, location and operation of drainage systems and roads.

                                       6.

          (e) Upon abandonment of any well on the Easement Area, or on the termination of this grant of easements, or upon the surrender of a portion of the Easement Area by Grantee, then as to all or such portion of the Easement
Area Grantee shall plug any wells to be abandoned or surrendered, shall level and fill all sump holes and excavations, shall remove all debris, and shall leave those areas of the Easement Area used by Grantee basically in the same condition as the same were in immediately prior to Grantee's use and if farm land then Grantee will return the same to a Farmable Condition, and shall pay
Grantor and/or its tenants for all damages to buildings, structures or other property caused by Grantee in effecting such removal.

          (f) Grantee shall have free use, for operations hereunder and under the Resource Lease and solely upon the Leased Land, of water on or from the
Easement Area, except water from Grantor's wells or from ponds, lakes or reservoirs located upon the Easement Area. Grantee shall not drill or operate water wells or take water in such ways as to injure existing water wells of
Grantor or interfere with or restrict the supply of water to Grantor or its tenants for commercial, domestic, livestock or agricultural use. Upon abandonment, Grantee agrees to turn over to Grantor at Grantor's option, all water wells drilled by it upon the Easement Area, and Grantor shall pay Grantee therefor the salvage value calculated at the top of the ground, less the cost of removal from the well bore, of the material and equipment in and on said well or wells. In drilling geothermal wells, Grantee shall advise Grantor of any fresh water bearing formations encountered and shall upon request furnish Grantor any and all logs made by Grantee from the surface of the ground to the bottom of the surface casing. Upon abandonment of any geothermal well drilled which may be converted to a water well Grantee shall turn it over to Grantor, at Grantor's option to be exercised within a reasonable time after written notice from
Grantee, with the hole in suitable condition to be completed as a water well in a fresh water formation and if additional expenses will be incurred in completing such well as a water well, Grantee will advise Grantor as to the projected cost before Grantor exercises such option and the costs shall be borne by Grantor in the event Grantor exercises such option. Grantor shall thereafter be solely responsible for such well.

          10.  CONDUCT OF OPERATIONS

          (a) Grantor and Grantee hereby commit themselves to a cooperative course of action under which Grantee will be assured of the use of the easements and the Easement Area for the purposes of this grant of easements. Grantee will conduct

                                       7.

its operations in a prudent and workmanlike manner and in a manner that will not unreasonably interfere with the enjoyment of the Leased Land by persons lawfully occupying the same or of adjacent land owners.

          (b) Grantee in its operations on the Easement Area shall at all times have due and proper regard for the rights and convenience, and the health, welfare and safety of Grantor and of all tenants and other persons lawfully occupying the Leased Land. Noise levels occurring in Grantee's normal operations will not exceed those established by appropriate governmental authority, Grantee using due diligence to comply therewith.

          (c) Grantee shall take such steps at Grantee's own expense as are reasonably necessary to insure that its roads, well sites and other operation areas will be kept as dust free as is reasonably practicable and in any event so that dust will not decrease the market value of adjacent growing crops.

          (d) Grantee agrees to fence all sump holes and excavations and all other improvements, works, or structures which might unreasonably interfere with or be detrimental to the activities of Grantor or its tenants, and to build sumps and, to take all reasonable measures to prevent pollution of surface or subsurface waters on or in the Leased Land.

          (e) If it becomes necessary for Grantor's tenants to apply agricultural chemicals on adjacent lands which are toxic in nature or the use of which is restricted but necessary for the continued production of crops in connection with Grantor's tenants' farming activities on such adjacent lands, and Grantor's tenants, their agents or independent contractors are unable to make a required application of agricultural chemicals because of Grantee's presence, or because of the presence of Grantee's personnel, then notice shall be given to Grantee's supervisory personnel in the field as soon as it is reasonably possible to do so, including in such notice the approximate time when and the place where such application will be made, and Grantee will cooperate with Grantor's tenants in scheduling their respective activities in order to permit such application to be made.

          (f) In the event any buildings or personal property shall be destroyed or required to be removed or crops shall be damaged or destroyed because of
Grantee's operations on the Easement Area, then Grantee shall be liable for all damages occasioned thereby.

                                       8.

          (g) Grantee will use existing roads where such are available and practicable for its operations. All roads, bridges and culverts used by Grantee will be maintained by it and roads surfaced or treated in a manner that will prevent dust from unreasonably interfering with agricultural or residential use of the Leased Land. Grantee shall be responsible for the reasonable maintenance of and reasonable repair of damages caused to roads used by Grantee. Grantor and its licensees shall have reasonable use of roads constructed by Grantee but shall be responsible for the reasonable repair of any unusual damage caused to such roads by their use. In constructing roads, Grantee shall install necessary culverts or bridges so as not to interfere with the irrigation or drainage of the Leased Land.

          11.  BUILDINGS AND LANDSCAPING

          Grantee will not construct or place any buildings or other permanent structures, other than the Delivery System, on the Easement Area, nor make or suffer any additions to or structural alterations of the basic structure of any of them, except in accordance (except for non-material modifications made during the course of construction) with complete plans, specifications and detailed plot plans therefor prepared by, or under the supervision of, a licensed architect or engineer and first approved in writing by Grantor. Grantor shall act upon any request for approval within thirty (30) days after its receipt thereof, and if Grantor fails to act within such thirty (30) day period, such request shall be deemed to have been approved. No such approval by Grantor shall be deemed a warranty or other representation on their part that such plans, specifications or detailed plot plans or the building or buildings or other structures therein described are legal, safe or sound. Grantee will observe any setback lines affecting the Easement Area as now or hereafter established by any governmental authority having jurisdiction, or any other more restrictive setback lines as shown on the map hereto attached or herein mentioned in the description of the Easement Area, and will not erect, place or maintain any building or structure whatsoever except approved fences or walls between any street boundary of the Easement Area and the setback line along such boundary.
Except during drilling operations and periods of construction, Grantee will screen from public view to the extent reasonably practical, by means of fences, walls or other landscaping approved by Grantor in writing, all operating sites and all equipment, materials and supplies kept in open storage on the Easement
Area.

                                       9.

          12.  CONDITION OF EASEMENT AREA; GOVERNMENTAL APPROVAL

          Grantee has examined and accepts the Easement Area in the existing condition thereof and shall be solely responsible for the adequate design, construction and repair of all structures and improvements whatsoever now or hereafter made thereon, and for obtaining all necessary utility services and connections, and Grantee agrees that Grantor shall have no liability whatsoever for such condition, or for the suitability or lack of suitability for the purposes contemplated therefor, or any further improvement or development thereof, or any repair of any private roads serving the Easement Area except as expressly provided in paragraph 10 hereof. Grantee at its sole cost and expense shall obtain all approvals and meet all governmental requirements for or in connection with the Easement Area or any improvement thereon or use thereof including but not limited to permits, zoning, classification, consents, environmental statements and requirements, and other requirements.

          13.  COMPLIANCE WITH LAWS

          Grantee and Grantor each shall, at its own respective cost and expense, promptly and properly observe, comply with and execute all present and future orders, regulations, directions, rules, laws, ordinances and requirements of all governmental agencies (including, but not limited to, State, Municipal,
County and Federal Governments and their departments, divisions, bureaus, boards, and officials) and in particular the Department of Land and Natural
Resources of the State of Hawaii and similar organizations as the same may apply to each of Grantor and Grantee. Grantee and Grantor shall each have the right to contest or review, by legal procedures or in such other manner as each may deem suitable, at its own respective expense, any order, regulation, direction, rule, law, ordinance or requirement, and if able, may have the same cancelled, removed, revoked, or modified, provided that Grantor is not, by Grantee's contest thereof, subject to criminal prosecution and Grantor's title to the
Easement Area, the Leased Land, Leased Substances or State Lease is not impaired and Grantee indemnifies and holds Grantor harmless from and against any civil liability as a result of such contest or review by Grantee. Any such proceeding shall be conducted promptly and shall include, if the contesting party so decides, appropriate appeals. whenever the requirements become final after a contest, the party bound thereby shall diligently comply with the same. Without limiting the generality of the foregoing, Grantee will at its own expense during the whole of said term make, build, maintain and repair all structures,

                                       10.

facilities and improvements, including without limitation sumps, fences, drains, roads, curbs, sidewalks and parking areas which may be required by law to be made, built, maintained and repaired upon or adjoining or in connection with or for the use of the easements, the Easement Area or any part thereof.

          14.  COMPLIANCE WITH STATE LEASE

          This grant of easements is made subject to all the terms, covenants and conditions of the State Lease and Geothermal Regulations and is made upon the express condition that, pending the determination of ownership of the Leased
Substances and thereafter if the State is successful in its claim of ownership to the Leased Substances, Grantee shall assume all of the obligations and comply with each and every provision of the State Lease. Grantee shall save and hold
Grantor harmless with respect to claims made by the State of Hawaii arising out of the performance, non-performance or breach of any terms or conditions of the
State Lease. As a further condition of this grant of easements, Grantee agrees that a breach of the provisions of the State Lease shall be deemed to be a breach of the provisions of this grant of easements. Neither Grantor, in its capacity as grantee under the State Lease, nor Grantee shall take any action with respect to the State Lease, including any surrender, termination, extension or renewal thereof, that may adversely affect the other party without the prior written consent of the other party.

          Grantee agrees to obtain the prior consent or approval of the State of
Hawaii in all cases required under the State Lease and/or Geothermal
Regulations, and Grantor shall obtain any prior consent or approval needed to enable it to enter into this grant of easements.

          Notwithstanding the foregoing, Grantee shall comply with the terms, covenants and conditions of the Resource Lease and this grant of easements.

          15.  RENEWAL OR EXTENSION

          A. Upon the expiration or sooner termination of the State Lease,
Grantor shall have the first right as between Grantor and Grantee to apply for and to obtain any renewal or extension of the State Lease. In the event the
Resource Lease shall be renewed or extended, the parties agree to renew or extend this grant of easements for a term equivalent to the term of the renewal or extension of the Resource Lease subject to the following conditions:

                                       11.

               (i) Grantee is not then in default in performance of its
obligations under the terms and conditions of the State Lease, the Resource
Lease, and this grant of easements.

               (ii) Beginning with the commencement of the renewed or extended term of this grant of easements and every five (5) years thereafter during the continuance of the term hereof, the annual rent shall be adjusted by determining the prevailing rate of return utilized in determining rent in Hawaii for commercial/industrial projects and multiplying it by the then fair market value of the Easement Area based on Grantee's use of the surface but without regard to the encumbrance of the leasehold interest under the Resource Lease and this grant of easements and exclusive of improvements made by Grantee. If the parties are unable to agree on the prevailing rate of return or on the fair market value of the Easement Area at least ninety (90) days before the commencement of each five (5) year period, the matter shall be submitted to arbitration as provided in paragraphs 2B and 28 hereof.

               (iii) All other provisions of the Resource Lease and this grant of easements shall apply to and bind both Grantor and Grantee during the renewed or extended term of this grant of easements.

          B. In the event that Grantor has been determined to be the owner of the Leased Substances, then the maximum term of up to sixty-five (65) years of this grant of easements shall be extended for so long thereafter as Leased
Substances, or any of them, be derived or produced in Commercial quantities from the Leased Land and for so long, as well as Grantee is prevented from producing same, or the obligations of Grantee hereunder and/or under the Resource Lease and/or the Power Plant Sublease are suspended for the causes herein set forth and/or for so long as Continuous Drilling or Reworking Operations on the
Easement Area are diligently prosecuted by Grantee as provided in the Resource
Lease; provided, however, that, except as expressly provided in subparagraphs C and D of this paragraph 15, this grant of easements shall terminate concurrently with the termination of the Resource Lease.

          C. If Grantee is not then in default under the Resource Lease and/or this grant of easements; and the Resource Lease shall terminate because of inability to produce Leased Substances from the Leased Land, the term of this grant of easements shall continue for so long as the roads, ponds, sumps, pipelines, utility lines, power and transmission lines, facilities and installations on the Easement Area are being

                                       12.

used by Grantee for geothermal operations on lands located in the vicinity of the Leased Land.

          D. If the Resource Lease shall expire or be terminated, surrendered or quitclaimed, and notwithstanding any default under the Resource Lease and/or this grant of easements, the term of this grant of easements (if this grant of easements had been made because the Easement Area had been adversely affected or rendered unusable by reason of Grantee's operation thereon) shall continue for so long as the Easement Area shall continue to be adversely affected or be substantially unusable.

          E. In any such event, except for references to the State Lease and to renewed or extended terms, all of the provisions of subparagraph A of this paragraph 15 shall continue to apply during the period of the indeterminate extension of the term of this grant of easements.

          16.  INSPECTION AND REPAIR

          Grantee will permit Grantor and its agents, at their sole risk, at all reasonable times during said term to enter and examine the Easement Area and the workings, installations and structures thereon and the operations of Grantee thereon. Grantee will commence to repair and make good at its own expense all defects required by the provisions of this grant of easements to be repaired by
Grantee of which notice shall be given by Grantor or its agents within sixty
(60) days after the giving of such notice and will thereafter diligently prosecute the same to completion. If for any reason Grantee shall fail to commence such repairs within sixty (60) days after the giving of such notice and/or fail to complete the same in diligent and workmanlike manner, Grantor may, but shall not be obligated to, make or cause to be made such repairs and shall not be responsible to Grantee or anyone claiming by, through or under it for any loss or damage to the occupancy, property or operations of any of them by reason thereof, and Grantee will pay to Grantor on demand and as additional rent all costs and expense paid or incurred by Grantor in connection with such repairs. Grantee will at its own expense from time to time and at all times during said term well and substantially restore, repair, maintain, amend and keep all buildings, structures and other improvements now or hereafter built or made on the Easement Area with all necessary reparations and amendments whatsoever in good and safe repair, order and condition, except as herein expressly provided.

                                       13.

          17.  BONDS

          Grantee will before commencing construction of any improvement or any drilling operations or laying any pipelines or doing any other work on or within the Easement Area, deposit with Grantor a bond or certificate thereof naming
Grantor as obligee in an amount equal to the total estimated cost thereof and in form and with surety satisfactory to Grantor, guaranteeing the completion of such work free and clear of all mechanic's and materialmen's liens by whomever claimed.

          18.  LIABILITY INSURANCE

          Grantee will at its own expense effect and maintain during the whole of said term comprehensive general liability insurance with respect to the
Easement Area (or to all of the Leased Land including the Easement Area), under policies naming Grantor as an additional insured in an insurance company authorized to do business in Hawaii with minimum limits of not less than the reasonable amounts specified by Grantor's insurance consultant, such amounts being for injury to one or more persons in any one accident or occurrence and for property damage, respectively, or such higher limits as Grantor may from time to time establish, with due regard to prevailing prudent business practice, as reasonably adequate for Grantor's protection, and will from time to time deposit with Grantor current certificates of such insurance and upon request therefor true copies of such insurance policies.

          19.  INDEMNITY AND LIABILITY

          (a) Grantee will protect, indemnify, defend and hold Grantor harmless from and against all loss, damages, and claims of every kind and character
(including but not limited to Worker's Compensation claims and claims of third parties), arising out of or in connection with the use or occupancy of the
Easement Area by Grantee or any person under Grantee, or any accident or fire on the Easement Area, or any failure by Grantee to keep the Easement Area or any adjacent sidewalks in a safe condition, or which may be occasioned by reason of the operations or workings of Grantee, its employees, agents or independent contractors upon the Easement Area, including but not limited to the pollution or flooding of the surface or subsurface waters affecting adjacent or nearby property. Grantee will hold all goods, materials, furniture, fixtures,

                                       14.

equipment, machinery and other property whatsoever on the Easement Area at the sole risk of Grantee and save Grantor harmless from any loss or damage thereto by any cause whatsoever.

          (b) Grantee shall remain responsible and liable for any costs, expenses and liabilities arising out of or in any way connected with wells drilled by Grantee on the Easement Area (other than wells taken over by Grantor pursuant to paragraph 9 hereof), whether abandoned or not, during the term of the Resource Lease, and any extensions or renewals thereof, and thereafter
Grantee will indemnify Grantor for any costs, expenses and liabilities in connection therewith for a period of twenty (20) years. Notwithstanding the foregoing, Grantee shall remain responsible and liable for such wells beyond said period of twenty (20) years in the event such costs, expenses and liabilities arise from or are connected in any way with the negligence of
Grantee, or Grantee's failure to conduct its operations in a prudent and workmanlike manner, or its failure to comply with the Geothermal Regulations.

          20.  LIENS

          All the labor to be performed and materials to be furnished in the operations of Grantee hereunder shall be at the cost and expense of Grantee, and
Grantor shall not be chargeable with, or liable for, any part thereof. Grantee will not commit or suffer any act or neglect whereby the Easement Area or any improvement thereon or the estate or interest of Grantee therein shall at any time during said term become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except as herein expressly provided, and will indemnify and hold Grantor harmless from and against all loss, cost and expense with respect thereto. The provisions hereof shall not operate to preclude the right of Grantee to contest the validity of any such attachment, judgment lien charge or encumbrance.

          21.  EXPENSES OF GRANTOR AND GRANTEE

          Except as otherwise expressly provided in this grant of easements,
Grantee will pay to Grantor, within ten (10) days after the date of mailing or personal delivery of statements therefor, all costs and expenses including reasonable attorneys' fees paid or incurred by Grantor but required to be paid by Grantee under any covenant herein contained or paid or incurred by Grantor in enforcing any of Grantee's covenants herein contained, in protecting itself
(Grantor) against any breach thereof, in remedying any breach thereof, in recovering possession of the Easement Area or any part thereof and/or of

                                       15.

Grantee's interests and rights therein and thereto, in collecting or causing to be paid any delinquent rent, taxes or other charges hereunder payable by
Grantee, or in connection with any litigation (other than condemnation proceedings) commenced by or against Grantee to which Grantor shall without fault be made a party. Except as otherwise expressly provided in this grant of easements, Grantor will pay to Grantee within ten (10) days after the date of mailing or personal delivery of statements therefor, all costs and expenses including reasonable attorneys' fees paid or incurred by Grantee but required to be paid by Grantor under any covenant herein contained or paid or incurred by
Grantee in enforcing any of Grantor's covenants herein contained, in protecting itself (Grantee) against any breach thereof, in remedying any breach thereof, in collecting or causing to be paid any delinquent charges hereunder payable by
Grantor, or in connection with any litigation (other than condemnation proceedings) commenced by or against Grantor to which Grantee shall without fault be made a party.

          22.  ASSIGNMENT

          Grantee shall not sell, convey, transfer, sublet or assign, in whole or in part, or deal with in any manner, its rights under this grant of easements or in the Easement Area, or the Leased Substances, or pledge or mortgage the same, except concurrently with and to the same party as any sale, conveyance, transfer, subletting, assignment, pledge or mortgage of the same interest and/or rights under the Resource Lease and the Leased Land. To this end, all of the rights, benefits, obligations and provisions of paragraph 20, entitled
"Assignment", of the Resource Lease are hereby incorporated herein by reference to the same force and effect as if the same had been set forth herein in full.

          23.  CONSENT TO MORTGAGE

          (a) Grantee shall have the right at all times during the term hereof, with the consent of Grantor, which consent shall not be unreasonably withheld, to obtain bonafide loans (including through special purpose revenue bonds) from a recognized lending or financial institution (including insurance companies), the Federal government, the State of Hawaii and/or the County of Hawaii, and to
secure such loans by encumbering the easement estate created by this grant of easements by one or more mortgages, deeds of trust or other security instruments, including, without limitation, assignments of the rents, issues and profits from the Easement Area or any portion thereof; provided, however, that the proceeds of such loans are to be used in the development of

                                       16.

Leased Substances on or from the Leased Land. As used herein, the "development of the Leased Substances" shall refer to the exploration, development and procuring of the Leased Substances, the design, planning, purchase, construction, maintenance and operation of the power plant, wells, gathering and delivery systems, equipment and other related equipment, personal property, fixtures and improvements necessary or desirable in the operation of a geothermal power plant.

          (b) As used herein, "Mortgage" shall mean any permitted mortgage, deed of trust or other security instrument, including, without limitation, an assignment of the rents, issues and profits from such easements, which constitutes a lien on all or any portion of the easements created by this grant of easements. "Mortgagee" shall mean an owner and holder of a Mortgage.

          (c) Grantor's obligations under this paragraph 23 to transmit notices to obtain consents from and accept performance by Mortgagee shall be subject to
Grantor's receipt of written notice from Mortgagee setting forth its name and address and enclosing a copy of the Mortgage recorded in its favor.

          (d) During the continuance of each and every Mortgage and until such time as the lien of each and every Mortgage has been extinguished:

               (1) Grantor shall not agree to any mutual termination nor accept any surrender or relinquishment of this grant of easements, it being expressly acknowledged and agreed by Grantor that any such termination or purported termination or surrender shall be of no force and effect whatsoever in the absence of an express written consent thereto by
          Mortgagee under the Mortgage then in existence, and Grantor shall not consent to any amendment or modification of this grant of easements, without the prior written consent of Mortgagee.

               (2) Notwithstanding any default by Grantee in the performance or observance of any agreement, covenant or condition of this grant of easements on the part of Grantee to be performed or observed, Grantor shall have no right to terminate this grant of easements or exercise any other rights set forth herein or arising under applicable law in the context of a default by Grantee, unless an event of default shall have occurred and be continuing, Grantor shall have given Mortgagee written notice of such event of default certifying that the Grantee has not cured or commenced to cure such default prior to expiration of

                                       17.

          the applicable cure period set forth in the grant of easements, and
          Mortgagee shall have failed to remedy such default or acquire
          Grantee's easements created hereby or commence foreclosure or other appropriate proceedings in the nature thereof, all as set forth in, and within the time specified by, this paragraph 23.

               (3) Mortgagee shall have the right, but not the obligation, at any time prior to termination of this grant of easements, to pay all of the rents due hereunder, to effect any insurance, to pay any taxes and assessments, to make any repairs and complete or install any improvements, to do any other act or thing required of Grantee hereunder, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions hereof to prevent termination of this grant of easements. All payments so made and all things so done and performed by Mortgagee shall be as effective to prevent a termination of this grant of easements as the same would have been if made, done and performed by Grantee instead of by Mortgagee.

               (4) Should any event of default under this grant of easements occur, Mortgagee shall have sixty (60) days after receipt of notice from Grantor setting forth in particular the nature of such event of default, and certifying that Grantee has not cured or commenced to cure such default prior to expiration of the applicable cure period set forth in the grant of easements, and, if the default is such that possession of such easements may be reasonably necessary to remedy the default, a reasonable time after the expiration of such sixty (60) day period within which to remedy such default, provided that (i)
          Mortgagee shall have fully cured any default in the payment of any monetary obligations of Grantee under this grant of easements within such sixty (60) day period and shall continue to pay currently such monetary obligations as and when the same are due and (ii) Mortgagee shall have acquired Grantee's easements created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof within such period, or prior thereto, and is diligently prosecuting any such proceedings. All right of Grantor to terminate this grant of easements as a result of the occurrence of any such event of default shall be subject to and conditioned

                                       18.

          upon, Grantor having first given Mortgagee written notice of such default and opportunity to cure after the expiration of Grantee's cure period, if any, contained in the grant of easements, and Mortgagee having failed to remedy such event of default or acquire Grantee's easements created hereby or commence foreclosure or other appropriate proceedings in the nature thereof as set forth in and within the time specified by this paragraph 23(d)(4).

               (5) Any event of default under this grant of easements which in the nature thereof cannot be remedied by Mortgagee shall be deemed to be remedied if (i) within sixty (60) days after receiving written notice from Grantor (such notice to be given by Grantor after the expiration of Grantee's cure period, if any, contained in this grant of easements) setting forth the nature of such event of default and certifying that Grantee has not cured or commenced to cure such default prior to expiration of the applicable cure periods pursuant to the grant of easements, or prior thereto, Mortgagee shall have acquired Grantee's easements created hereby or shall have commenced foreclosure or other appropriate proceedings in the nature thereof,
          (ii) Mortgagee shall diligently prosecute any such proceedings to completion, and (iii) Mortgagee shall have fully cured any default in the payment of any monetary obligations of Grantee hereunder which do not require possession of such easements within such sixty (60) day period and shall thereafter continue to faithfully perform all such monetary obligations which do not require possession of such easements, and (iv) after gaining possession of such easements,
          Mortgagee performs all other obligations of Grantee hereunder
          (excepting however the cure or remedy of such event or events of defaults which in the nature thereof cannot be remedied by Mortgagee)
          as and when the same are due.

               (6) If Mortgagee despite diligent and prudent efforts is
          prohibited by any process or injunction issued by any court or by reason of applicable law or any action by any court having jurisdiction of any bankruptcy, reorganization, receivership or insolvency proceeding involving Grantee from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, the times specified in paragraphs 23(d)(4) and (5) above for commencing or prosecuting such foreclosure or

                                       19.

          other proceedings shall be extended for the period of such prohibition; provided that Mortgagee shall have fully cured any default in the payment of any monetary obligations of Grantee under this grant of easements and shall continue to pay currently such monetary obligations as and when the same fall due.

               (7) Grantor shall mail or deliver to Mortgagee a copy of any and all notices which Grantor may from time to time give to or serve upon
          Grantee pursuant to the provisions of this grant of easements. No notice by Grantor to Grantee hereunder shall be deemed to have been given unless and until a copy thereof shall have been mailed or delivered to Mortgagee as herein set forth.

               (8) Notwithstanding anything to the contrary contained herein, foreclosure of a Mortgage, or any sale thereunder, whether by judicial proceedings or by virtue of any power of sale contained in the
          Mortgage, or any conveyance of such easements created hereby from
          Grantee to Mortgagee through, or in lieu of foreclosure or other appropriate proceedings in the nature thereof, shall not require the consent or approval of Grantor or constitute a breach of any provision of or a default under this grant of easements, or entitle the Grantor to any additional compensation, rental or royalty, and upon such foreclosure, sale or conveyance Grantor shall recognize Mortgagee, or any other foreclosure sale purchaser or any other transferee in lieu of foreclosure (collectively "Purchaser"), as Grantee hereunder. If
          Mortgagee becomes Grantee under this grant of easements or any new grant of easements obtained pursuant to paragraph 23(d)(9) below, or if such easements hereunder are purchased by Mortgagee, Mortgagee shall be personally liable for the obligations of Grantee under this grant of easements or such new grant of easements only for the period of time that Mortgagee remains holder of this grant of easements thereunder, and Mortgagee's right to sell, transfer or assign this grant of easements or such new grant of easements shall not be subject to any restriction whatsoever. Notwithstanding the foregoing, in the event Mortgagee proposes to sell, transfer or assign this grant of easements or such new grant of easements, and should Grantor in such case reasonably believe in good faith that the Mortgagee's proposed purchaser or assignee is not sufficiently qualified, experienced or financially

                                       20.

          able to undertake the obligations and responsibilities of Grantee hereunder, then Grantor shall be entitled to propose, for the
          Mortgagee's consideration only, one or more alternative purchasers or assignees who (i) are as well or better qualified financially as
          Grantee was at the commencement of this grant of easements, and (ii)
          have the technical expertise and experience as a geothermal developer to undertake the obligations and responsibilities of Grantor hereunder. Following such proposal by Grantor, the Mortgagee shall consider in good faith substituting such alternative purchasers or assignees in lieu of its proposed purchaser or assignee, provided, however, that the Mortgagee shall in no event be obligated to accept or otherwise substitute such alternative purchasers or assignees in lieu of its own or another proposed purchaser or assignee, and shall be allowed to complete any such sale, transfer or assignment without delay to any purchaser or assignee selected in the Mortgagee's sole and absolute discretion. If Mortgagee subsequently assigns or transfers its interest under this grant of easements to a Purchaser after acquiring the same by foreclosure or deed in lieu of foreclosure or subsequently assigns or transfers its interest under any new grant of easements obtained pursuant to paragraph 23(d)(9) below, and in connection with any such assignment or transfer Mortgagee takes back a mortgage or deed of trust encumbering such easements to secure a portion of the purchase price given to Mortgagee for such assignment or transfer, then such mortgage or deed of trust shall be considered a
          Mortgage as contemplated under this paragraph 23 and Mortgagee shall be entitled to receive the benefit of and enforce the provisions of this paragraph 23 and any other provisions of this grant of easements intended for the benefit of the holder of a Mortgage.

               (9) Should this grant of easements be terminated by Grantee as a result of any rejection or termination by a trustee acting on behalf of Grantee or by action of Grantor, or as a result of any rejection or termination by a trustee acting on behalf of Grantor, or otherwise, including, without limitation, a rejection or termination of such grant of easements in any case or proceeding under the Bankruptcy
          Code or any successor statute thereto, any other bankruptcy or insolvency law, any law involving the appointment of a receiver, custodian or other

                                       21.

          official for such entity, any law for the winding up of corporations or other entities, and any law otherwise involving the liquidation or rehabilitation of entities for financial or other reasons (hereinafter referred to as a "Bankruptcy Case or Supervised Proceeding"), Grantor
          shall, within thirty (30) days after receipt by Grantor of written request by Mortgagee given within sixty (60) days after receipt by
          Mortgagee of notice of such termination, execute and deliver a new grant of easements of such easements, to be prepared by Mortgagee and reviewed by Grantor and Grantor's counsel at Mortgagee's sole cost, and expense, to Mortgagee or its nominee, purchaser, assignee or transferee, for the remainder of the term of this grant of easements with the same agreements, covenants and conditions (except for any requirements which have been fulfilled by Grantee prior to termination) as are contained herein and with priority equal to that hereof to the extent such priority is within Grantor's control;
          provided, however, that Mortgagee shall promptly cure any defaults of
          Grantee susceptible to cure by Mortgagee within thirty (30) days following the execution and delivery of a new grant of easements of such easements pursuant to this paragraph 23(d)(9).

               (10) Grantor and Grantee shall cooperate in including in this grant of easements by suitable amendment or other instrument, from time to time, any provision which may be reasonably requested by
          Mortgagee for the purpose of implementing the mortgagee protection provisions contained in this grant of easements and allowing Mortgagee reasonable means to protect or preserve the lien of the Mortgage on the occurrence of a default under the terms of this grant of easements or termination or rejection in any Bankruptcy Case or Supervised
          Proceeding. Grantor and Grantee each agree to execute, deliver and acknowledge any agreement necessary to effect any such amendment or other instrument; provided, however, that Grantor shall have no obligation to execute such amendment or other instrument which in any way affects the term hereof, or rent or royalties payable under this grant of easements or otherwise in Grantor's reasonable opinion materially adversely affects any rights of Grantor under this grant of easements.

               (11) There shall be no merger of this grant of easements, of any interest in this grant of

                                       22.

          easements, or of such easements created thereby with the fee estate in the Easement Area or any other estate in the Easement Area, for any reason including but not limited to a merger by reason of the fact that this grant of easements or such interest therein or such easements may be directly or indirectly held by or for the account of any person who shall hold the fee estate in the Easement Area or any other estate in the Easement Area, nor shall there be such a merger by reason of the fact that all or any part of such easements created hereby may be conveyed or mortgaged in a Mortgage to a Mortgagee who shall hold the fee estate in the Easement Area or any other estate in the Easement Area.

          24.  AIR AND OTHER RIGHTS

          Anything herein contained to the contrary notwithstanding, Grantee will not at any time during said term sublet, assign, surrender or otherwise transfer any air rights or other rights whatsoever on, over, under or in respect to said land, other than easements for drains, sewers, water, electricity or other utilities with the approval in writing of Grantor.

          25.  SURRENDER

          Grantee may, at anytime or times during said term, surrender this grant of easements or any portion or portions of the Easement Area by giving to
Grantor not less than sixty (60) days' written notice thereof, provided that:

          (a)  Grantee is not then in default hereunder;

          (b)  Any surrendered portion shall be a legally subdivided lot if required by applicable subdivision ordinances, rules and
               regulations;

          (c)  Grantee has complied with all applicable provisions of the
               Resource Lease and this grant of easements in respect to the surrendered area, including without limitation removal of its structures and facilities, restoration of the surrendered area, and satisfaction in full of all valid damage claims;

          (d)  The surrendered area is free of any claims by, through, under or against Grantee; and

                                       23.

          (e)  If a buffer zone had been included within the Easement Area and a portion of the Easement Area is surrendered, the remaining
               Easement Area shall include a similar or other appropriate buffer zone.

In the event of such surrender, and if the surrendered area had been previously withdrawn from a surface tenant's lease, and if Grantor is unable to lease such area to others, Grantee shall pay to Grantor proportionate rentals and real property taxes in respect thereto in accordance with the provisions of paragraph
8(p)(l)(g) of the Resource Lease. Except as expressly provided in paragraph 15D hereof, any surrender, quitclaim or other termination under the Resource Lease of that portion of the Leased Land of which the Easement Area comprises a part shall be deemed to be a concurrent surrender, quitclaim or termination of the portion of this grant of easements affected thereby.

          26.  REMOVAL OF EQUIPMENT

          Except as provided in the State Lease and so long as Grantee is not in default under this grant of easements or the Resource Lease, and prior to termination or surrender by Grantee as to the Easement Area affected, Grantee shall have the right at any time and from time to time to remove from the
Easement Area any and all casing, machinery, equipment, structures, installations and property of every kind and character placed upon the Easement
Area by or pursuant to permission of Grantor. In the event that Grantor's property or that of its tenants are damaged by the removal of Grantee's property, then Grantee agrees to compensate Grantor and its tenants for such damages. If the Easement Area is damaged, Grantee shall restore such land to substantially the same condition or quality in which it was before Grantee used it, and if farm land then Grantee will return the same to a Farmable Condition.
If Grantee fails to do so, Grantor shall so restore the land at Grantee's expense. In such event, the reasonable costs thereof incurred by Grantor shall be paid by Grantee within thirty (30) days of notice thereof.

          27.  CONDEMNATION

          (a) Grantee Notice, Etc. In case of a transfer of all or any part of the Easement Area, the improvements thereon and/or the interests of Grantor and
Grantee under this grant of easements as the result of condemnation or eminent domain ("Taking") or the commencement of any proceedings or negotiations which might result in such Taking, Grantee will promptly give written notice thereof to Grantor generally

                                       24.

describing the nature and extent of such Taking or the nature of such proceedings and negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Grantor and Grantee may thereafter each file and prosecute their respective claims for an award in the appropriate court having jurisdiction over such matter. In case of any Taking hereunder, Grantee shall not by reason thereof be entitled to any claim against Grantor or Kapoho
Land Development Company, Limited, its successors or assigns, for compensation or indemnity for leasehold interest.

          (b) Total Taking. In case of a Taking of the interests of Grantor and
Grantee under this grant of easements, this grant of easements shall terminate as of the date that title vests in the condemning authority or the date that the condemning authority is entitled to possession of the interests of Grantor and
Grantee under the grant of easements, whichever first occurs (the "Date of
Taking"). In case of a Taking of such a substantial part of the interests of
Grantor and Grantee under the grant of easements as shall result in the remaining interests of Grantee being unsuitable for Grantee's use as contemplated in this grant of easements, as determined by the parties, or if the parties are unable to agree, as determined by arbitration, this grant of easements shall terminate as of the date of Taking. Any Taking of the interests of Grantor and Grantee of the character referred to in this paragraph 27(b) is referred to as a "Total Taking."

          (c) Partial Taking. In case of a Taking of the interests of Grantor and Grantee other than a Total Taking or "Temporary Taking" (as hereinafter defined) (a "Partial Taking"), this grant of easements shall remain in full force and effect as to the portion of such respective interests remaining immediately after such Taking, without any abatement or reduction of rent, or any other sum payable hereunder, except as provided in paragraph 27(e). Any
Taking of such interest for temporary use, i.e. other than a Total Taking or a
Partial Taking, shall be referred to as a "Temporary Taking."

          (d) Application of Awards and Other Payments. Awards and other payments on account of a Taking ("Awards and Payments") shall be applied as follows:

               (1) Awards and Payments received on account of a Partial Taking or a Total Taking shall be allocated between Grantor and Grantee as follows:

                    (i) To Grantee, all compensation and damages payable for or on account of any buildings, structures, lines and other improvements erected by

                                       25.

          Grantee on the Easement Area and such other damages as Grantee is able to establish, including but not limited to damages to its ongoing business and associated contractual rights created with respect thereto as determined by the appropriate court having jurisdiction over such matter; and

                    (ii) To Grantor, all compensation and damages payable for or on account of any land or buildings, structures, lines or other improvements thereon except those erected by Grantee and the fair market value of Grantor's reversionary interest and such other damages as Grantor may be able to establish, including but not limited to severance damages and damages to its ongoing business and contractual rights created with respect thereto, as determined by the appropriate court having jurisdiction over such matter; and

                    (iii) Grantor and Grantee agree to request that the
          condemning authority specify the amount to be awarded and paid to
          Grantor and Grantee, respectively.

               (2) In the event of a Temporary Taking, this grant of easements shall not terminate nor shall Grantee be excused from full performance of its covenants for the payment of money or any other obligations hereunder capable of performance by Grantee, but in such case Grantee or those claiming under Grantee may claim and recover from the condemning authority any and all Awards and Payments made with respect thereto; provided that, if any portion of any such award or payment is made by reason of any damage, destruction or diminution of the property interests of Grantor and
     Grantee, respectively, of and/or covered by the grant of easements, such portion shall be held and applied as provided in paragraph 27(d)(l).

          (e) Reduction of Rent. In the event of a Partial Taking, each installment of rent commencing with the first rent payment date following the
Date of Taking shall be reduced by an amount representing the product of the number of acres taken multiplied by the current rent payable per acre.

          28.  ARBITRATION

          In the event of a dispute or controversy between the parties concerning any provision of this grant of easement which specifically requires arbitration, such dispute or

                                       26.

controversy shall be submitted to arbitration pursuant to the following procedure:

          (a) Either party may demand arbitration by giving written notice of same to the other party.

          (b) In the event the parties can agree on the appointment of a single arbitrator within fifteen (15) days after the giving of the notice required by subparagraph (a) next above, then the dispute shall be determined by a single arbitrator.

          (c) In the event the parties hereto cannot mutually agree on a single arbitrator within the time period set forth in subparagraph (b) next above, the dispute shall be determined by three (3) arbitrators, and each party shall, within thirty (30) days after the giving of the notice required by subparagraph
(a) next above, appoint its arbitrator and notify the other party thereof, and if a party should fail to name an arbitrator within said 30-day period, then the other party may apply to a judge of the Circuit Court of the First Circuit,
State of Hawaii, requesting that such judge appoint a second arbitrator and the two arbitrators who have been so appointed shall appoint a third arbitrator and shall give notice of said appointment to the parties hereto; provided, however, if the two arbitrators appointed by the parties fail to appoint a third arbitrator within fifteen (15) days after the appointment of the second arbitrator, either party may apply to said judge requesting him to appoint a third arbitrator.

          (d) The parties shall have the right to use all of the methods of discovery set forth in the Hawaii Rules of Civil Procedure, as amended from time to time, and the arbitrator(s) shall have all the powers and authority of a
Circuit Court judge under said rules including without limitation, the power to grant relief, make appropriate orders, assess costs and attorneys' fees, and the power to impose other sanctions against a party. Said rules on discovery, as amended from time to time, are hereby incorporated in this grant of easements.
In addition, the arbitrator(s) shall have the power to shorten time periods so as to expedite the arbitration proceedings.

          (e) The arbitration proceedings shall be heard in Honolulu, Hawaii.
The arbitration hearings shall be concluded within thirty (30) days of the appointment of the single arbitrator or of the appointment of the third arbitrator, unless otherwise ordered by the arbitrator(s), and the award thereon shall be made within thirty (30) days after the close of the submission of evidence.

                                       27.

          (f) The fees of a single arbitrator shall be borne equally by the parties. In the event of three arbitrators, each party shall pay the fees of the arbitrator appointed by it and the fees of the third arbitrator shall be borne equally by the parties. All other costs and expenses incurred by the arbitrators shall be borne equally by the parties. Except for the foregoing, each party shall bear its own arbitration costs and expenses.

          (g) The award may include costs and attorney's fees to the prevailing party. Subject to Chapter 658, Hawaii Revised Statutes, the award rendered by the single arbitrator or by a majority of the arbitrators, as the case, shall be, shall be final and binding on all parties to the proceedings and judgment on such award may be entered by either party in the Circuit Court of the First
Circuit, State of Hawaii.

          (h) The parties agree that the provisions hereof shall be a complete defense to any suit, action or proceeding instituted in any court or before any administrative tribunal with respect to any dispute or controversy within the scope of the provisions of this paragraph.

          (i) Nothing herein contained shall be deemed to give the arbitrators any authority, power or right to alter, change, amend or modify any of the provisions of this grant of easements, except as to the specific issues and matters that may be altered, changed, amended or modified by arbitration pursuant to the provisions of this grant of easements.

          29. FORCE MAJEURE

          Any obligation of Grantee hereunder shall be suspended, while Grantee is prevented from complying therewith, in whole or in some material part, by a situation or condition beyond the control of Grantee (including but not limited to acts of God, strikes, lockouts, riots, inability to secure labor or materials in the open market, action of the elements, earthquakes, volcanic eruptions, laws, rules or regulations of any Federal, State, Municipal or other governmental agency, authority or representative having jurisdiction, litigation or administrative proceedings) which occurs and continues to exist despite
Grantee's timely, diligent and good faith efforts to rectify such situation or condition. If Grantee is prevented from performing an obligation under this grant of easements by reason of force majeure and by reason thereof Grantee is unable to perform some obligation which is a pre-requisite to or condition of the continuance of the term of this grant of easements, then the term shall be likewise extended, but not beyond the term provided in paragraph 3 of the
Resource Lease

                                       28.

and, if applicable, the State Lease. To qualify for a suspension of such obligation, Grantee must notify Grantor within ninety (90) days after the occurrence of the condition of force majeure to the extent it is known or should have been known to a reasonable person and must give Grantor the full particulars of the delay or failure to act on the part of Grantee that is caused by reasons of force majeure. In addition, Grantee must take diligent, affirmative action to remedy the delay or failure to act with all reasonable dispatch, but shall not be required to settle any labor disputes upon terms which Grantee shall find unacceptable, and within thirty (30) days of the day that the aforementioned situation or condition is cured, Grantee shall give
Grantor written notice of such curative action. Notwithstanding the foregoing,
Grantee will comply with the provisions of this grant of easements which Grantee is not prevented from performing including but not limited to the payment of annual rent (as the same may be reduced as provided in paragraph 30 hereof)
provided for in this grant of easements.

          If the force majeure event is applicable to extend the terms of the
State Lease and Resource Lease, Grantee's reasons for application of force majeure must also qualify Grantor to obtain approval thereof under the State
Lease.

          30. DESTRUCTION OF FACILITIES

          If at any time or times during said term, the wells, pipelines or facilities on the Easement Area designed for the production, delivery or use of
Leased Substances are so damaged or the production of Leased Substances on or from the Easement Area to such facilities on or off the Easement Area ceases or is diminished by reason of lava flows, volcanic disturbances, eruptions, seismic actions so as to interrupt the sale, delivery or use of Leased Substances, the annual rent payable hereunder shall be reduced (calculated to the nearest dollar) in the proportion which the sustained capability of production after such event bears to the sustained capability of production before such event.
Such proportion shall be determined by mutual agreement of the parties hereto or, in the event the parties hereto shall fail to reach agreement within sixty
(60) days after such event, the matter shall be determined by arbitration as provided in paragraph 28 hereof. As the wells, pipelines and facilities for the production, sale or use of Leased Substances are restored to service and the sale or use of Leased Substances increases, the annual rent shall be proportionately increased until such rent reaches the level which would otherwise be payable but for such interruption.

                                       29.

          31. ARCHAEOLOGICAL STUDIES

          Except insofar as the same shall have been performed under the
Resource Lease, Grantee will cause to be performed at its expense, prior to commencement of any work on the Easement Area, archaeological studies by the
Bishop Museum Staff, and will set aside and not disturb all sites determined to have significant archaeological value. Grantor hereby excepts and reserves from this grant of easements all objects of historical interest and all antiquities including all specimens of Hawaiian or other ancient art or handicraft which may be on the Easement Area. Grantee will, forthwith after the finding or discovery of same, deliver up to Grantor all such objects and antiquities.

          32. NOTICE

          All notices, demands, requests, consents, directions and other communications required or permitted hereunder shall ___________________________
________________________________________________________________________________
be in writing and shall be deemed to have been given (i) upon receipt, (ii)
when transmitted by telex to the number specified below and the proper answerback is received, or (iii) five (5) Banking Days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to the respective party, as the case may be, at the following address, or such other address as any party may from time to time designate by written notice to the others as herein required. The telecopy (facsimile) numbers provided below are for convenience of the parties only. Transmission by telecopy shall constitute giving of notice under this grant of easements only if receipt thereof is acknowledged by the recipient.

          A "Banking Day" is defined as one day that is not a Saturday, Sunday or a local holiday in the State of Hawaii or a day on which banking institutions chartered by the State of Hawaii or the United States and located in the State of Hawaii are legally required or authorized to close.

          If to Grantor:    Kapoho Land Partnership
                            P.O. Box 374
                            Hilo, Hawaii 96720

          with a copy to:   Albert Lono Lyman
                            P.O. Box 3896
                            Honolulu, Hawaii 96812

                                       30.

     If to Grantee:    Puna Geothermal Venture
                       101 Aupuni Street
                       Suite 1014-B
                       Hilo, Hawaii 96720

                       Attention: Regional Development Manager
                       Telecopy: (808) 961-3531

     with copies to:   Ormat Energy Systems, Inc.
                       610 East Glendale Avenue
                       Sparks, Nevada 89431-5811

                       Attention; President
                       Telecopy: (702) 356-9125

                       Perkins Coie
                       1201 Third Avenue
                       4th Floor
                       Seattle, Washington 98101-3099

                       Attention: Robert E. Giles, Esq.
                       Telecopy:  (206) 583-7500

          Anything in this grant of easements to the contrary notwithstanding, since Grantee is by the terms hereof obligated to perform in Grantor's behalf all of Grantor's obligations under the State Lease and since Grantee has no direct contractual relationship with the State, Grantor hereby covenants and agrees that it will promptly provide to Grantee a copy of any written notice or other written communication received from the State which relates to the obligations under the State Lease and, until and unless the State formally substitutes Grantee thereunder for Grantor, insofar as notices are concerned under the State Lease, Grantor will hold Grantee harmless from any damages that
Grantee may suffer by reason of Grantor's failure to so provide Grantee with a copy of any notice from the State within sufficient time to allow Grantee to take such action as is required by such notice.

          Grantee agrees promptly to provide Grantor with a copy of any written notice or other written communication which it receives from the State under the
State Lease, and will hold Grantor harmless from any damages that Grantor may suffer by reason of Grantee's failure to so provide Grantor with a copy of any such notice or communication from the State within sufficient time to allow
Grantor to take such action as is required of Grantor by such notice.

                                       31.

          33.  SAVINGS CLAUSE

          In the event any part or portion or provision of this grant of easements shall be found or declared to be null, void or unenforceable for any reason whatsoever in any final determination by any court of competent jurisdiction or any governmental agency having authority thereover (and such determination shall be upheld on appeal, if an appeal is sought), then and in such event only such part, portion or provision shall be affected thereby, and such finding, ruling or decision shall not in any way affect the remainder of this grant of easements or any of the other terms or conditions hereof, which said remaining, terms and conditions shall remain binding, valid and subsisting and in full force and effect between the parties hereto, it being specifically understood and agreed that the provisions hereof are severable for the purposes of the provisions of this paragraph. In this connection, this grant of easements shall not in any event extend beyond such term as may be legally permissible under present applicable laws, and should any such applicable law limit the term hereof to less than that herein provided, then this grant of easements shall not be void but shall be deemed to be in existence for such term and no longer.

          34.  AMENDMENTS; FURTHER DOCUMENTS

          Neither this grant of easements nor any of its terms may be amended, waived or altered in any way except by a formal written agreement executed by both Grantor and Grantee.

          Grantor and Grantee agree to promptly execute and deliver such other documents, certificates, agreements or other written instruments as may be necessary or deemed useful by either party to evidence the agreements contained herein or to carry out the provisions hereof.

          If either party is required or desires to place this grant of easements on the public record and desires to use for such purpose a short form of grant of easements which shall be in form sufficient to convey public notice of this grant of easements but shall not contain any of the details and economics herein contained, the parties shall promptly execute and deliver such short form of grant of easements.

          The party making any such request shall prepare such instrument and shall bear the cost therefor and, if desired, for placing the same on the public record, but each of the parties shall otherwise bear their own costs for processing the same.

                                       32.

          35.  NONWAIVER

          The use of paragraph headings in this grant of easements is for the purpose of convenience and the same may be disregarded in the construction of this grant of easements. Time is hereby expressly declared to be of the essence of this grant of easements and of each and every provision hereof. The waiver by
Grantor of any breach by Grantee of any provision hereof shall not be deemed a waiver of such provision or a waiver of any other prior or subsequent breach thereof or a waiver of any breach of any other provision of this grant of easements. Neither the acceptance of rent after notice or knowledge of a breach of any provision hereof nor any other action of Grantor hereunder, except an express waiver in writing shall be deemed a waiver by Grantor of any breach of any provision hereof by Grantee.

          36.  DEFAULT AND DEFEASANCE

          This grant of easements is upon the express condition that if Grantee shall fail to pay said rent or any part thereof within fifteen (15) days after written notice to Grantee or shall fail to begin to remedy the violation or breach of any of its covenants or agreements herein within sixty (60) days after written notice thereof given by Grantor to Grantee and/or fail to complete the same in diligent and workmanlike manner, or shall abandon the Easement Area, or if this grant of easements or any interest of Grantee hereunder shall be sold under any attachment or execution, Grantor may at once reenter the Easement Area or any part thereof in the name of the whole and, upon or without such entry, at its option terminate this grant of easements, without further service of notice or legal process and without prejudice to any other remedy or right of action for arrears of rent or for any preceding or other breach of contract. If this grant of easements is recorded in the Hawaii Bureau of Conveyances or filed in the Office of the Assistant Registrar of the Land Court of Hawaii, such termination may but need not necessarily be made effective by recording or filing in such place an affidavit thereof by Grantor or a judgment thereof by a court of competent jurisdiction. If Grantee shall fail to observe or perform any of its covenants herein contained, Grantor at any time thereafter may, but shall not be obligated to, observe or perform such covenant for the account and at the expense of Grantee, and all costs and expenses incurred by Grantor in observing and performing such covenant shall constitute additional rent and shall bear interest as provided in paragraph 5 hereof.

                                       33.

          37.  JOINT AND SEVERAL LIABILITY

          If more than one person or entity signs this grant of easements as
Grantee, the liability of such persons or entities shall be joint and several.

          38.  APPLICABLE LAW

          This grant of easements shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Hawaii.

          39.  DEFINITIONS

          (a) The term "Easement Area" herein shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context)
all structures, facilities and other improvements now or at any time hereafter erected or placed on the portion of the Leased Land covered by the Easement Area and this grant of easements.

          (b) The term "Grantor" herein or any pronoun used in place thereof shall mean and include Grantor, its successors and assigns.

          (c) The term "Grantee" herein or any pronoun used in place thereof shall mean and include the masculine or feminine, the singular or plural number, and jointly and severally individuals, firms or corporations, and their and each of their respective heirs, successors, personal representatives and permitted assigns, according to the context hereof.

          (d) The term "Resource Lease" herein shall mean and refer to that certain unrecorded Lease and Agreement dated March 1, 1981, by and between
Kapoho Land Partnership, as lessor, and Dillingham Corporation and Thermal Power
Company, as lessee, a short form of which was recorded in the Bureau of
Conveyances of the State of Hawaii in Liber 16267, page 466, which, by
Assignment of Lease and Agreement, made effective May 3, 1982, and recorded in said Bureau in Liber 17122, Page 70, was assigned to Grantee (then consisting of
Dillingham Geothermal, Inc., Thermal Power Company and Amfac Energy, Inc.), the
consent of Grantor thereto being given by letter consent dated March 10, 1983, as the Resource Lease may be further amended from time to time.

          (e) The term "State Lease" herein shall mean that certain unrecorded
Geothermal Resources Mining Lease No. R-2, dated February 20, 1981, by the State of Hawaii, as lessor, and

                                       34.

Lessor, as lessee, which is referenced in paragraph 1 of the Resource Lease.

          (f) The term "Leased Land" herein shall mean all of that certain land described in paragraph 2 and in Exhibit "A" of the Resource Lease.

          (g) This grant of easements, although separate from the Resource
Lease, is an integral part of Grantee's overall operations under the Resource
Lease and all of the provisions, terms and conditions herein contained shall be so construed and enforced. In case of conflict between this grant of easements and the Resource Lease, the latter will control.

          (h) Except as herein otherwise defined, all other terms common to this grant of easements and the Resource Lease shall have the same meaning as such terms are used and defined in the Resource Lease.

          (i) Whenever this grant of easements requires the consent or approval of either Grantor or Grantee, such consent or approval shall not be unreasonably or arbitrarily withheld.

          IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

KAPOHO LAND PARTNERSHIP,                PUNA GEOTHERMAL VENTURE,
a Hawaii limited partnership            a Hawaii general partnership

By: Kapoho Management Co., Inc.,        By: AMOR VIII Corporation,
    a Hawaii corporation                    a Delaware corporation,
    Its General Partner                     general partner

By: Illegible                               By: Illegible
    ---------------------------------           --------------------------------
    Its: ______________                         Its: ASSISTANT SECRETARY

By: Illegible                           By: AMOR VI Corporation,
    ---------------------------------       a Delaware corporation,
    Its: President                          general partner

By: Illegible                               By: Illegible
    ---------------------------------           --------------------------------
    Its: Vice President                         Its: ASSISTANT SECRETARY

                               Lessor                        Lessee

                                      35.

                                   DESCRIPTION

                                 WELL PAD A SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 9,149.15 feet North and 9,882.35 feet East and running by azimuths measured clockwise from True South:

1. 335 DEG. 48'       300.00 feet;

2.  55 DEG. 48'       450.00 feet along Easement S-1;

3. 155 DEG. 48'       300.00 feet along Easement S-4;

4. 245 DEG. 48'       450.00 feet to the point of beginning and
                             containing an area of 3.099 Acres.

April 13, 1990 (Revised)                ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
TMK: 1-4-01                             Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                               Exhibit "A" 1 of 20

                                   DESCRIPTION

                                 WELL PAD B SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 9,672.29 feet North and 10,788.58 feet East and running by azimuths measured clockwise from True South:

1. 245 DEG. 48'       450.00 feet;

2. 335 DEG. 48'       230.00 feet;

3.  65 DEG. 48'       350.00 feet;

4.  65 DEG. 48'       100.00 feet along Easement S-3;

5. 155 DEG. 48'       186.32 feet along Power Plant Site;

6. 155 DEG. 48'        43.58 feet to the point of beginning and
                             containing an area of 2.376 Acres.

April 13, 1990 (Revised)                ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobochika
                                        ----------------------------------------
TMK: 1-4-01                             Nobochika Santo
                                        Registered Land Surveyor 1360-S

                               Exhibit "A" 2 of 20

                                   DESCRIPTION

                                 WELL PAD D SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the south corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 10,374.52 feet North and 10,304.00 feet East and running by azimuths measured clockwise from True South:

1. 130 DEG. 36'        30.16 feet along Easement N-3;

2. 130 DEG. 36'       294.84 feet;

3. 220 DEG. 36'       300.00 feet;

4. 310 DEG. 36'       325.00 feet;

5.  40 DEG. 36'       300.00 feet to the point of beginning and
                             containing an area of 2.238 Acres.

April 13, 1990 (Revised)                ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
TMK: 1-4-01                             Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                               Exhibit "A" 3 of 20

                                   DESCRIPTION

                                 WELL PAD E SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 8,471.28 feet North and 9,453.90 feet East and running by azimuths measured clockwise from True South:

1. 337 DEG. 24'       310.00 feet;

2.  67 DEG. 24'       470.00 feet;

3. 157 DEG. 24'       310.00 feet;

4. 247 DEG. 24'       470.00 feet along Easement S-1 to the point of
                             beginning and containing an area of
                             3.345 Acres.

March 6, 1990                                    ISLAND SURVEY, INC.
Hilo, Hawaii

                                                 /s/ Nobuchika Santo
                                                 -------------------------------
TMK: 1-4-01                                      Nobuchika Santo
                                                 Registered Land Surveyor 1360-S

                              Exhibit "A" 4 of 20

                                   DESCRIPTION

                                 WELL PAD E SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 8,403.40 feet North and 10,575.21 feet East and running by azimuths measured clockwise from True South:

1. 242 DEG. 58' 20"   108.20 feet;

2. 242 DEG. 58' 20"    30.13 feet along Easement S-2;

3. 242 DEG. 58' 20"   211.67 feet;

4. 332 DEG. 58' 20"   300.00 feet;

5.  62 DEG. 58' 20"   350.00 feet;

6. 152 DEG. 58' 20"   300.00 feet to the point of beginning and
                             containing an area of 2.410 Acres.

March 6, 1990                                    ISLAND SURVEY, INC.
Hilo, Hawaii

                                                 /s/ Nobuchika Santo
                                                 -------------------------------
TMK: 1-4-01                                      Nobuchika Santo
                                                 Registered Land Surveyor 1360-S

                              Exhibit "A" 5 of 20

                                   DESCRIPTION

                                  EASEMENT A-1
                                (Storage Purpose)

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the southeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 10,696.76 feet North and 9,327.99 feet East and running by azimuths measured clockwise from True South:

1.  51 DEG. 11'        70.00 feet;

2. 141 DEG. 11'       300.00 feet;

3. 231 DEG. 11'        70.00 feet;

4. 321 DEG. 11'       300.00 feet along Lot 1 to the point of
                             beginning and containing an area of
                             0.482 Acre.

April 13, 1990 (Revised)                        ISLAND SURVEY, INC.
Hilo, Hawaii

                                                 /s/ Nobuchika Santo
                                                 -------------------------------
TMK: 1-4-01                                      Nobuchika Santo
                                                 Registered Land Surveyor 1360-S

                              Exhibit "A" 6 of 20

                                   DESCRIPTION

                                   EASEMENT B
                               (Storage Purposes)

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the south corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU"
being 10,734.37 feet North and 9,374.73 feet East and running by azimuths measured clockwise from True South:

1. 141 DEG. 11'       300.00 feet along Easement N-1;

2. 231 DEG. 11'       470.00 feet;

3. 321 DEG. 11'       300.00 feet;

4.  51 DEG. 11'       470.00 feet to the point of beginning and containing an
                             area of 3.237 Acres.

March 6, 1990                                ISLAND SURVEY, INC.
Hilo, Hawaii

                                             /s/ Nobuchika Santo
                                             -----------------------------------
TMK: 1-4-01                                  Nobuchika Santo
                                             Registered Land Surveyor 1360-S

                               Exhibit "A" 7 of 20

                                   DESCRIPTION

                                  EASEMENT N-3

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land, the south corner of
Well Pad "D", the coordinates of said point of beginning referred to Government
Survey Triangulation Station "KALIU" being 10,374.52 feet North and 10,304.00 feet East and running by azimuths measured clockwise from True South:

1.  34 DEG. 46'       409.87 feet;

2. 122 DEG. 52'        30.02 feet along Lot 1 (Power Plant);

3. 214 DEG. 46'       413.93 feet;

4. 310 DEG. 36'        30.16 feet along Well Pad "D" to the point of beginning
                             and containing an area of 0.284 Acre.

April 13, 1990 (Revised)                     ISLAND SURVEY, INC.
Hilo, Hawaii

                                             /s/ Nobuchika Santo
                                             -----------------------------------
TMK: 1-4-01                                  Nobuchika Santo
                                             Registered Land Surveyor 1360-S

                               Exhibit "A" 8 of 20

                                   DESCRIPTION

                                  EASEMENT P-1
                            (Powerline Cable Access)

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land and the northwest corner of Power Plant Site, the coordinates of said point of beginning referred to Government Survey Triangulation Station "KALIU" being 9,409.81 feet North and
10,225.71 feet East and running by azimuths measured clockwise from True South:

1. 335 DEG. 48'        15.01 feet along Power Plant Site;

2.  67 DEG. 18' 15"   400.17 feet;

3. 155 DEG. 48'        15.01 feet along Sub-station Site;

4. 247 DEG. 18' 15"   400.17 feet to the point of beginning and containing an
                             area of 6,004 Square Feet.

March 22, 1990                               ISLAND SURVEY, INC.
Hilo, Hawaii

                                             /s/ Nobuchika Santo
                                             -----------------------------------
TMK: 1-4-01                                  Nobuchika Santo
                                             Registered Land Surveyor 1360-S

                               Exhibit "A" 9 of 20

                                   DESCRIPTION

                                  EASEMENT S-I

                 Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northwest corner of this parcel of land and on the east side of
Pohoiki Road, the coordinates of said point of beginning referred to Government
Survey Triangulation Station "KALIU" being 8,223.04 feet North and 8,563.30 feet
East and running by azimuths measured clockwise from True South:

1.  283 DEG. 56' 29"  146.57 feet;

2.  249 DEG. 13'       85.26 feet;

3.  243 DEG. 34'      101.26 feet;

4.  242 DEG. 05'      144.24 feet;

5.  247 DEG. 24'      439.99 feet;

6.  157 DEG. 24'       98.64 feet;

7.  245 DEG. 48'      244.70 feet;

8.  245 DEG. 48'      450.00 feet along Well Pad A;

9.  335 DEG. 48'       50.00 feet along Easement S-2;

10.  57 DEG. 54' 34"  675.06 feet;

11.  67 DEG. 24'      470.00 feet along Well Pad E;

12. 157 DEG. 24'       13.12 feet;

13.  62 DEG. 05'      141.84 feet;

14.  68 DEG. 34'      103.12 feet;

15.  69 DEG. 13'       86.74 feet;

16.  57 DEG. 21' 50"  157.48 feet;

17.  Thence along Pohoiki Road along a curve to the left having a radius of
     182.00, the chord azimuth and distance being:

                              Exhibit "A" 10 of 20

                                    172 DEG. 12' 40" 149.67 feet to the point of
                                    beginning and containing an area of 2.485
                                    Acres.

April 13, 1990 (Revised)                ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
TMK: 1-4-01                             Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                              Exhibit "A" 11 of 20

                                   DESCRIPTION

                                 EASEMENT S-2-A

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8558, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land, and on the southerly side of Power Plant Site, the coordinates of said point of beginning referred to
Government Survey Triangulation Station "KALIU" being 8972.24 feet North and
10,494.23 feet East and running by azimuths measured clockwise from True South:

1. 338 DEG. 13'       544.89 feet;

2.  62 DEG. 58' 20"    30.13 feet along Well Pad F;

3. 158 DEG. 13'       546.38 feet;

4. 245 DEG. 48'        30.03 feet along Power Plant Site to the point of
                             beginning and containing an area of 0.376
                             Acre.

May 16, 1990                            ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
                                        Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                              Exhibit "A" 12 of 20

                                   DESCRIPTION

                                  EASEMENT S-4

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the southwest corner of this parcel of land, on the northerly side of Easement S-1, the coordinates of said point of beginning referred to
Government Survey Triangulation Station "KALIU" being 8,494.29 feet North and
9,157.06 feet East and running by azimuths measured clockwise from True South:

1. 155 DEG. 48'       355.00 feet;

2. 245 DEG. 48'       180.00 feet;

3. 335 DEG. 48'        30.00 feet along HELCO SWITCHING YARD;

4.  65 DEG. 48'       150.00 feet;

5. 335 DEG. 48'        25.00 feet;

6. 335 DEG. 48'       300.00 feet along Well Pad "A";

7.  65 DEG. 48'        30.00 feet along Easement S-1 to the point of beginning
                             and containing an area of 0.348 Acre.

April 16, 1990                                 ISLAND SURVEY, INC.
Hilo, Hawaii

                                                /s/ Nobuchika Santo
                                                --------------------------------
TMK: 1-4-01                                     Nobuchika Santo
                                                Registered Land Surveyor 1360-S

                              Exhibit "A" 13 of 20

                                   DESCRIPTION

                                SUB-STATION SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 9,316.97 feet North and 9,828.86 feet East and running by azimuths measured clockwise from True South:

1. 335 DEG. 48'        67.50 feet;

2. 335 DEG. 48'        15.01 feet along Easement P-1;

3. 335 DEG. 48'        67.49 feet;

4.  65 DEG. 48'       120.00 feet;

5. 155 DEG. 48'       150.00 feet along Helco Switch Yard;

6. 245 DEG. 48'       120.00 feet to the point of beginning and containing an
                             area of 18,000 Square Feet.

April 13, 1990 (Revised)                        ISLAND SURVEY, INC.
Hilo, Hawaii

                                                /s/ Nobuchika Santo
                                                --------------------------------
TMK: 1-4-01                                     Nobuchika Santo
                                                Registered Land Surveyor 1360-S

                              Exhibit "A" 14 of 20

                                   DESCRIPTION

                            HELCO SWITCHING YARD SITE

                  Affecting Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                     Kapoho, Puna, Island of Hawaii, Hawaii

Beginning at the northwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 9,231.40 feet North and 9,516.49 feet East and running by azimuths measured clockwise from True South:

1. 245 DEG. 48'       125.00 feet;

2. 155 DEG. 48'        50.00 feet;

3. 245 DEG. 48'        75.00 feet;

4. 335 DEG. 48'       100.00 feet;

5. 335 DEG. 48'       150.00 feet along Sub-Station Site;

6.  65 DEG. 48'       200.00 feet;

7. 155 DEG. 48'        30.00 feet along Easement S-4;

8. 155 DEG. 48'       170.00 feet to the point of beginning and containing an
                             area of 43,750 Square Feet.

April 13, 1990 (Revised)                       ISLAND SURVEY, INC.
Hilo, Hawaii

                                                /s/ Nobuchika Santo
                                                --------------------------------
TMK: 1-4-01                                     Nobuchika Santo
                                                Registered Land Surveyor 1360-S

                              Exhibit "A" 15 of 20

                                  DESCRIPTION

                             MONITORING STATION 1-A

                   Being a Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                             At Kapoho, Puna, Hawaii

Beginning at the southwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 7,527.06 feet North and 8,944.19 feet East and running by azimuths measured clockwise from True South:

1. 163 DEG. 10'       15.00 feet;

2. 253 DEG. 10'       15.00 feet;

3. 343 DEG. 10'       15.00 feet;

4.  73 DEG. 10'       15.00 feet to the point of beginning and
                            containing an area of 225 Square Feet.

April 2, 1990                           ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
TMK: 1-4-01: 02 portion                 Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                              Exhibit "A" 16 of 20

                           [LOGO] ISLAND SURVEY. INC.

                                  DESCRIPTION

                             MONITORING STATION 1-B

                   Being a Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                             At Kapoho, Puna, Hawaii

Beginning at the southeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 7,515.34 feet North and 8,927.89 feet East and running by azimuths measured clockwise from True South:

1.  73 DEG. 10'       28.00 feet;

2. 163 DEG. 10'       20.00 feet;

3. 253 DEG. 10'       28.00 feet;

4. 343 DEG. 10'       28.00 feet to the point of beginning and
                            containing an area of 784 Square Feet.

April 2, 1990                           ISLAND SURVEY, INC.
Hilo, Hawaii

                                        /s/ Nobuchika Santo
                                        ----------------------------------------
TMK: 1-4-01: 02 portion                 Nobuchika Santo
                                        Registered Land Surveyor 1360-S

                              Exhibit "A" 17 of 20

                           [LOGO] ISLAND SURVEY. INC.

                                   [GRAPHIC]

                  PLAN SHOWING MONITORING STATION 1-A AND 1-B
                   BEING PORTIONS OF L.P. 8177 and R.P. 4497
                      L.C. AW. 8559; APANA 5 to C. KANAINA
                              KAPOHO, PUNA, HAWAII

                     Survey and Plan by Island Survey_ Inc.
                         No. Box 397 Hilo, Hawaii 56780
                                 April 2, 1990

                                                                         [SEAL]

                                                                   /s/ Illegible
                                                                   -------------

                              Exhibit "A" 18 of 20

                                  DESCRIPTION

                              MONITORING STATION 2

                   Being a Portion of L.P. 8177 and R.P. 4497,
                      L.C. Aw. 8559, Apana 5 to C. Kanaina

                             At Kapoho, Puna, Hawaii

Beginning at the southwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station
"KALIU" being 8,290.33 feet North and 12,043.17 feet East and running by azimuths measured clockwise from True South:

1. 150 DEG. 42' 20"   20.00 feet:

2. 240 DEG. 42' 20"   20.00 feet:

3. 330 DEG. 42' 20"   20.00 feet:

4.  60 DEG. 42' 20"   20.00 feet to the point of beginning and containing an
                            area of 560 Square feet.

April 2, 1990                                ISLAND SURVEY, INC.
Hilo, Hawaii

                                             /s/ Nobuchika Santo
                                             -----------------------------------
TMX: 1-4-01: 19 portion                      Nobuchika Santo
                                             Registered Land Surveyor 1360-S

                              Exhibit "A" 19 of 20

[LOGO]                       ISLAND SURVEY, INC.                    P.O. BOX ___
                                ____________

                                   [GRAPHIC]

                                   [GRAPHIC]

                                  PLAN SHOWING
                              MONITORING STATION 2
                    BEING PORTION OF L.P. 8177 AND R.P. 4497
                      L.C. AW. 8559, APANA 5 TO C. KANAINA
                              KAPOHO, PUNA, HAWAII

                                                                          [SEAL]

                     Survey and Plan by Island Survey, Inc.
                         P.O. Box 337 Hilo, Hawaii 96780
                                  April 2, 1990

                                                                   /s/ Illegible
                                                                   -------------

                              Exhibit "A" 20 of 20

                                      [MAP]

                                SCHEDULE OF RENTS

1.   GATHERING SYSTEM AND TRANSMISSION LINES

Well Pad  A              3.099 acres
          B              2.376 acres
          D              2.238 acres
          E              3.345 acres
          F              2.410 acres

Easements N-3             .284 acres
          P-1             .138 acres
          S-1            2.485 acres
          S-2-A           .376 acres
          S-4             .348 acres

PGV Substation
HELCO Switching Yard    1.413 acres
               TOTAL   18.512 acres

                             Annual Rent: $***
                      (*** acres x $*** x *** = $***)
2.   MONITORING STATIONS
          Three Monitoring
          station                1569 sq. ft.

                              Annual Rent: $***
                  (*** sq. ft. x $***/sq. ft. x *** = $***)

3.   TEMPORARY CONSTRUCTION STAGING AND LAYDOWN AREAS

Eastment A               .689 acres
         B              3.237 acres
      TOTAL             3.926 acres

                            Annual Rent: $***
                     (*** sq. ft. x $***/sq. ft. x *** = $***)

          TOTAL ANNUAL RENT: $***

                                    EXHIBIT C

***  Confidential material redacted and filed separately with the Commission.